                        MODELO DE CONTRATO DE CONCESSAO
                           DE SERVICO MOVEL CELULAR

          A UNIAO, por intermedio do MINISTERIO DAS COMUNICACOES, inscrito no CGC/MF sob o n. 00394437/0003-19, neste ato representada pelo Ministro de Estado das Comunicacoes, SERGIO MOTTA, doravante designada CONCEDENTE, e ***, doravante designada CONCESSIONARIA, por este instrumento e na melhor forma de direito, celebram o presente Contrato de Concessao, que se regera pela Lei n. 4.117, de 27 de agosto de 1962; pela Lei n. 9.295, de 19 de julho de 1996; pela Lei n. 8.987, de 13 de fevereiro de 1995; pela Lei n. 9.074, de 7 de julho de 1995; pela Lei n. 9.472, de 16 de julho de 1997, pelo Decreto n. 2.056, de 04 de novembro de 1996; pela NGT n. 20/96 Norma Geral de Telecomunicacoes -Servico Movel Celular, aprovada pela Portaria MC n. 1.533, de 04 de novembro de 1996; pela Portaria MC n. 1.716, de 20 de novembro de 1996; pela Portaria MC n. 2.512, de 30 de dezembro de 1996; pelo Decreto de 23 de outubro de 1997, publicado no Diario Oficial da Uniao, de 24 de outubro de 1997, pelos acordos, tratados e convencoes internacionais em vigor no Pais; pelas demais normas legais aplicaveis e, pelas clausulas e condicoes seguintes:

CAPITULO I - DO OBJETO, PRAZO E AREA DA CONCESSAO

CLAUSULA PRIMEIRA. O presente Contrato tem como objeto a Concessao para exploracao do Servico Movel Celular, decorrente da transformacao da Permissao outorgada para exploracao do Servico de Radio Comunicacao Movel Terrestre Publico-Restrito, conforme disposto no Artigo 4 da Lei n. 9.295, de 19 de julho de 1996.

          (S) 1. O servico deve ser explorado com a utilizacao, em carater de exclusividade, da subfaixa de frequencias abaixo indicada:

          Subfaixa "A":

            Transmissao da Estacao Movel:      824,0 a 835,0 Mhz
                                               845,0 a 846,5 Mhz

            Transmissao da Estaca Radio-Base:  869,0 a 880,0 Mhz
                                               890,0 a 891,5 Mhz

          (S) 2. O Servico Movel Celular, de acordo com a Lei n. 9.295, de 19 de julho de 1996, e o servico de telecomunicacoes movel terrestre, aberto a correspondencia publica, que utiliza sistema de radiocommunicacoes com tecnica celular, interconectado a rede publica de telecomunicacoes, e acessado por meio de terminais portateis, transportaveis ou veiculares, de uso individual.

          (S) 3. O prazo da Concessao e o remanescente da Permissao anteriormente outorgada, sendo renovavel por periodos sucessivos de 15 (quinze) anos, a contar do termino do primeiro. O prazo remanescente consta do Anexo XIV do presente Contrato.
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CLAUSULA SEGUNDA. A Area de Concessao correspondente ao presente Contrato esta discriminada no Anexo III.

CAPITULO II - DO PRECO OFERTADO PELO DIREITO DE EXPLORACAO DO SERVICO E PELO USO DE RADIOFREQUENCIAS ASSOCIADAS

CLAUSULA TERCEIRA. Observada a Clausula Primeira e seu (S).3, nao sera cobrado pagamento pelo Direito de Exploracao do Servico e Pelo Uso de Radiofrequencias Associadas.

CAPITULO III - DAS CONDICOES DE EXPLORACAO DO SERVICO

CLAUSULA QUARTA. A CONCESSIONARIA explorara o Servico Movel Celular na sua respectiva Area de Concessao, por sua conta e risco e em regime de justa competicao, sendo remunerada, basicamente, por tarifas e precos cobrados dos usuarios.

PARAGRAFO UNICO. O servico sera explorado em conformidade com os termos do presente Contrato, com as Condicoes Basicas de Prestacao do Servico, do Anexo IX e com os termos da Projeto de Execucao do Anexo X.

CLAUSULA QUINTA. A CONCESSIONARIA devera observar, alem das disposicoes legais e regulamentares aplicaveis, as normas regulamentares do servico.

CLAUSULA SEXTA. A CONCESSIONARIA podera contratar, com terceiros, o desenvolvimento de atividades inerentes, acessorias ou complementares do servico concedido, bem como a implementacao de projetos associados, sem prejuizo de sua responsibilidade integral pela prestacao do servico e por prejuizos que, eventualmente, os terceiros contratados vierem a causar a CONCEDENTE, aos usuarios e a terceiros, em razao da exploracao do servico.

CLAUSULA SETIMA. Enquanto explorar o servico, obriga-se a CONCESSIONARIA a manter, ao longo do periodo de concessao, os compromissos e condicoes assumidos no presente Contrato, alem das exigencias legais de regularidade fiscal.

CAPITULO IV - DAS ESTACOES E DOS MEIOS DE TELECOMUNICACOES

CLAUSULA OITAVA. A CONCESSIONARIA mantera em condicoes de operacao e funcionarnento estacoes de servico em quantidade e localizacao razoaveis, necessarias a prestacao de servico adequado.

CLAUSULA NONA. A CONCESSIONARIA podera estabelecer, por melos proprios ou por meios fornecidos por terceiros, incluindo os meios da Rede Publica de Telecornunicacoes, enlaces para os entroncamentos entre as Centrais de Comutacao e Controle, entre as Centrais de Comutacao e Controle e a Rede Publica de Telecornunicacoes e entre as Centrais de Comutacao e Controle e as respectivas Estacoes Radio-Base.

CLAUSULA DECIMA. A CONCESSIONARIA tem direito a interconexao da rede utilizada na prestacao do Servico Movel Celular com a(s) rede(s) da(s) concessionaria(s) do Servico Telefonico Publico e Servico Movel Celular na respectiva area de prestacao do servico e com a rede da empresa exploradora de troncos interestaduais e internacionais, em condicoes adequadas, equanimes e nao discriminatorias.

CAPITULO V - DO SERVIcO ADEQUADO

CLAUSULA DECIMA PRIMEIRA. A CONCESSIONARIA devera prestar servico adequado ao pleno atendimento das necessidades dos usuarios, de forma a satisfazer as condicoes de regularidade, continuidade, eficiencia, seguranca, atualidade, generalidade, cortesia na sua prestacao e modicidade de tarifas.

CLAUSULA DECIMA SEGUNDA. Para fins de afericao da qualidade do servico, serao observados os parametros indicados nas alineas seguintes, respectivamente, quanto a:

a) regularidade e continuidade: prestacao continua do servico, nas condicoes previstas neste contrato, nas normas regulamentares e nas tecnicas aplicaveis;

b) eficiencia: oferta de servicos em padroes satisfatorios que assegurem, qualitativa e quantitativamente, a satisfacao dos usuarios e o cumprimento dos objetivos da concessao;

c) seguranca: adocao de medidas eficazes para conservacao e manutencao das instalacoes utilizadas na prestacoes do servico e para prevencao de acidentes;

d) atualidade: modernizacao das tecnicas, equipamentos e instalacoes utilizados na prestacao do servico, assim como melhoria e expansao do servico;

e) generalidade: universalidade na prestacao do servico, assim entendida a disponibilidade do servico a todos os usuarios, sem discriminacao;

f) cortesia: disponibilidade de informacoes aos usuarios, adequada atencao as suas ecessidades e polidez no atendirnento.

CLAUSULA DECIMA TERCEIRA. Considerando o interesse da coletividade, a interrupcao do servico, em situacao de emergencia ou apos previo aviso, por razoes de ordem tecnica, de seguranca de pessoas e bens ou de inadimplemento do usuario, nao caracteriza descontinuidade do servico.

CAPITULO VI - DAS TARIFAS E PREcOS

CLAUSULA DECIMA QUARTA. As tarifas maximas do Plano de Servico Basico passiveis de serem praticadas sao aquelas constantes nas Condicoes Tarifarias e Cesta de Referencia do Anexo XII.

CLAUSULA DECIMA QUINTA. Na prestacao do servico do Plano de Servico Basico, a CONCESSIONARIA observara os seguintes tempos limites, cujo computo so se iniciara a partir do efetivo estabelecimento da comunicacao com o terminal fixo ou movel destinatario da chamada:

a)   Unidade de Tempo de Tarifacao:  6 (seis) segundos.

b)   Tempo Minimo de Tarifacao: 30 (trinta) segundos.

c) Chamadas Faturaveis: somente serao faturadas as chamadas com duracao superior a 3 (tres) segundos.

CLAUSULA DECIMA SEXTA. Na definicao da area de mobilidade que sera considerada como referencia para os itens tarifarios "Adicional por Chamada" e "Deslocamento", do Plano de Servico Basico, a CONCESSIONARIA devera utilizar os criterios especificados no Anexo XII.

CLAUSULA DECIMA SETIMA. As tarifas praticadas poderao, a criterio da CONCESSIONARIA e durante a vigencia do Contrato, ser diferenciadas em funcao das caracteristicas tecnicas e dos custos especificos provenientes do atendimento as regioes geograficas, aos distintos segmentos ou classes de usuarios, vedado o beneficio individual.

PARAGRAFO UNICO. A CONCESSIONARIA podera, a seu criterio e durante a vigencia do Contrato, submeter a homologacao da CONCEDENTE Planos de Servico Alternativos, cada qual com a estrutura, criterios e valores diferentes para os diversos itens que os compoem.

CLAUSULA DECIMA OITAVA. A CONCESSIONARIA, a seu criterio, podera conceder descontos tarifarios, bem assim realizar promocoes tarifarias, reducoes sazonais e reducoes em dias e horarios de baixa demanda, sem que isso implique qualquer direito a compensacao nos valores da tarifa pela CONCEDENTE.

CLAUSULA DECIMA NONA. Os servicos nao essenciais a fruicao do Servico Movel Celular e as facilidades eventualmente oferecidas serao remunerados por preco, sem qualquer repercussao no valor da tarifa do servico basico.

PARAGRAFO UNICO. Esses servicos opcionais e facilidades, quando oferecidos, deverao estar a disposicao de todos os usuarios ou segmentos de usuarios, conforme sua utilidade, e serao remunerados por preco cobrado apenas dos usuarios que deles fizerem uso.

CLAUSULA VIGESIMA. As tarifas maximas referidas na Clausula Decima Quarta sofrerao reajuste, de conformidade com a legislacao vigente e nas condicoes estabelecidas no Anexo XII do presente Contrato.

CLAUSULA VIGESIMA PRIMEIRA. A revisao das tarifas referidas na Clausula Decima Quarta dar-se-a por iniciativa da CONCEDENTE ou da CONCESSIONARIA, com vista a manutencao e ao restabelecimento do equilibrio economico-financeiro da Concessao, quando:

a) ocorrer modificacao das condicoes regulamentares do servico que implique alteracao dos encargos da CONCESSIONARIA;

b) houver desequilibrio economico-financeiro da Concessao provocado pela ocorrencia de fatos ou eventos imprevisiveis que alterem as condicoes iniciais de prestacao do servico, nesse caso, a revisao far-se-a mediante comprovacao de tal fato.

          (S) 1. Para fins de revisao, devera haver, conforme o caso, a determinacao quantitativa da repercussao das alteracoes da legislacao reguladora da prestacao do servico, ou dos fatos e eventos que resultarem em alteracoes das condicoes iniciais do servico.

          (S) 2. Ressalvados os impostos sobre a renda, a criacao, alteracao ou extincao de quaisquer tributos ou encargos legais, apos a apresentacao da proposta, quando comprovado seu impacto, implicara imediata revisao da tarifa para mais ou para menos, conforme o caso.

CAPITULO VII - DOS DIREITOS, GARANTIAS E OBRIGACOES DA CONCEDENTE

CLAUSULA VIGESIMA SEGUNDA. Sem prejuizo das demais disposicoes deste instrumento, incumbe a CONCENDENTE:

a) regulamentar e fiscalizar, permanentemente, a prestacao do Servico Movel Celular;

b)   aplicar as penalidades legais, regulamentares e contratuais;

c)   extinguir a concessao, nos casos e na forma previstos neste contrato;

d) homologar reajustes e proceder a revisao de tarifa, na forma prevista neste Contrato, nas normas, regulamentos e na legislacao aplicavel;

e) cumprir e fazer cumprir as disposicoes regulamentares do servico e as clausulas contratuais, inclusive no que se refere ao estabelecimento da interconexao com a rede publica;

f) zelar pela boa qualidade de servico, receber, apurar e solucionar queixas e reclamacoes dos usuarios, observado o disposto nas Clausulas Decima Segunda e Decima Terceira deste Contrato;

g)   assegurar a justa competicao na prestacao do servico;

h) declarar de utilidade publica os bens necessarios a execucao do servico, promovendo diretamente as correspondentes desapropriacoes;

i) declarar de necessidade ou utilidade publica, para fins de instituicao de servidao administrativa, os bens necessarios a execucao do servico, promovendo diretamente a instituicao dessa servidao.

PARAGRAFO UNICO. A fiscalizacao de servico sera realizada por intermedio de orgao tecnico da CONCEDENTE, com a colaboracao de representante da CONCESSIONARIA, cabendo a esta o direito de assistir as acoes de fiscalizacao.

CLAUSULA VIGESIMA TERCEIRA. A CONCEDENTE assegura a CONCESSIONARIA que, ate 31 de dezembro de 1999 (ou 31 de dezembro de 2001 para a Area de Concessao 8), nao serao iniciadas operacoes de quaisquer outros servicos de telecomunicacoes moveis terrestres abertos a correspondencia publica que utilizem sistema de radiocomunicacoes com tecnica celular, interconectado a rede publica de telecocomunicacoes e acessado por meio de terminais portateis, transportaveis ou veiculares, de uso individual, na mesma Area de Concessao.

CAPITULO VIII - DOS DIREITOS, GARANTIAS E OBRIGACOES DA CONCESSIONARIA

Clausula Vigesima Quarta. Sem prejuizo das demais disposicoes deste instrumento, incumbe a CONCESSIONARIA:

a) tornar disponivel e em operacao comercial regular o Servico Movel Celular em conformidade com o Anexo IX do presente Contrato.

b) atender pedido de habilitacao de interessado nos prazos maximos, abaixo indicados, compreendidos entre a data da solicitacao e a da habilitacao de sua Estacao Movel, quando o Servico Movel Celular for colocado em operacao comercial num determinado distrito, distrito sede de municipo ou capital de
     Estado:

     b1) ate 180 (cento e oitenta) dias corridos, no primeiro ano de vigencia do presente contrato;

     b2) ate 120 (cento e vinte) dias corridos, no segundo ano de vigencia do presente contrato;

     b3) ate 30 (trinta) dias corridos, no terceiro ano de vigencia do presente Contrato;

     b4) de ate 15 (quinze) dias corridos, no quarto ano de vigencia do presente Contrato;

     b5) de ate 5 (cinco) dias uteis, no quinto ano de vigencia do presente Contrato.

c) prestar servico adequado na forma prevista neste Contrato e nas normas regulamentares do Servico Movel Celular;

d) cobrar tarifas e precos, respeitados os termos do Anexo XII do presente Contrato;

e) prestar contas da gestao do Servico Movel Celular a CONCEDENTE, mediante apresentacao anual de relatorio circunstanciado, do qual deverao constar informacoes quanto a atuacao da CONCESSIONARIA para implantacao, melhoria ou expansao do servico, informacoes essas que, no interesse da manutencao da justa competicao e da livre concorrencia, serao conservadas em sigilo pela CONCEDENTE. Deverao ser tambem prestadas as informacoes especificadas na Norma n 27/96;

f)   cumprir e fazer cumprir as normas do servico e as clausulas contratuais;

g) indicar representante para acompanhar a atividade de fiscalizacao da CONCEDENTE;

h)   utilizar somente equipamentos certificados pela CONCEDENTE;

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

i) permitir, aos encarregados da fiscalizacao, livre acesso, em qualquer epoca, as obras, aos equipamentos e as instalacoes relacionados a concessao, bem como aos seus registros contabeis, mantido o devido siglio;

j) zelar pela integridade dos bens utilizados na prestacao do Servico Movel Celular, bem como segura-los adequadamente, podendo dar em garantia os direitos emergentes da Concessao, inclusive creditos a receber, como as tarifas e os equipamentos de sua propriedade nao utilizados na prestacao do servico na forma de lei vigente;

k) manter em dia o inventario e o registro dos bens utilizados na prestacao do Servico Movel Celular;

l) receber e solucionar, quando procedentes, as queixas e reclamacoes dos usuarios;

m) publicar anualmente balanco e demonstracoes financeiros levantados ao final de cada exercicio social, observadas as disposicoes pertinentes da Lei das Sociedades Anonimas;

n) zelar pela manutencao e, quando for o caso, pelo restabelecimento do equilibrio economico-financeiro do Contrato;

CAPITULO IX - DOS DIREITOS E OBRIGACOES DOS USARIOS

CLAUSULA VIGESIMA QUINTA. Alem da observancia das disposicoes legais, referentes aos direitos dos usuarios, devera a CONCESSIONARIA, na prestacao do servico respeitar os seguintes diretos dos usuarios:

a)   receber servico adequado;

b) receber da CONCEDENTE e da CONCESSIONARIA informacoes previstas em leis e no contrato de prestacao de servicos;

c) obter e utilizar o servico, com liberdade de escolha, observadas as clausulas do respectivo contrato e as normas da CONCEDENTE;

d) reclamar solucoes da CONCESSIONARIA para as falhas do servico porventura identificadas, recebendo informacoes quanto as providencias adotadas, quanto cabiveis;

e) ver observados todos os termos do Contrato de Assinatura pelo qual foi tomado o servico.

CLAUSULA VIGESIMA SEXTA. Para obtencao e utilizacao dos servicos, devera ser exigida dos usuarios, no Contrato de Assinatura do Servico Movel Celular, a observancia das seguintes obrigacoes:

a) contribuir para que sejam mantidos, em boas condicoes, os bens utilizados na prestacao do servico;

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

b) observar as normas legais e regulamentares relacionadas a fruicao dos servicos, inclusive no que se refere a sua seguranca e a de terceiros;

c) efetivar, com pontualidade, o pagamento de taxas tarifas ou precos devidos em razao da prestacao do servico;

d) observar os termos do Contrato de Assinatura do Servico Movel Celular, pelo qual foi tomado o servico.

CAPITULO X - DA INTERVENCAO

CLAUSA VIGESIMA SETIMA. Com o fim de assegurar a adequada prestacao do servico, bem como o fiel cumprimento das normas contratuais, regulamentares e legais pertinentes, a CONCEDENTE podera intervir na Concessao.

CLAUSA VIGESIMA OITAVA. A intervencao far-se-a, em conformidade com a legislacao aplicavel, por decreto da CONCEDENTE, que contera a designacao do interventor, o prazo da intervencao, mediante adequada justificativa, os objetivos e limites da medida.

CLAUSA VIGESIMA NONA. Declarada a intervencao, a CONCEDENTE, devera, no prazo de 30 (trinta) dias, instaurar procedimento administrativo para a comprovacao das causas determinantes da medida e apurar responsabilidades, assegurado o direito de ampla defesa.

          (S) 1. A CONCESSIONARIA sera cientificada da instauracao do procedimento administrativo, no qual lhe serao garantidos o contraditorio e a ampla defesa, sendo-lhe facultado indicar representante para acompanhar todas as diligencias realizadas.

          (S) 2. Se ficar comprovado que a intervencao nao observou os pressupostos legais e regulamentares sera declarada sua nulidade, com imediata devolucao do servico a CONCESSIONARIA, sem prejuizo de seu direito a indenizacao.

          (S) 3. O procedimento administrativo de que trata a Clausula Vigesima Nona devera ser concluido no prazo de 180 (cento e oitenta) dias, sob pena de se considerar invalida a intervencao.

CLAUSULA TRIGESIMA. Cessada a intervencao, se nao for extinta a concessao, a administracao do servico sera devolvida a CONCESSIONARIA precedida de prestacao de contas do interventor, que respondera pelos atos praticados durante sua intervencao.

CAPITULO XI - DA EXTINCAO DA CONCESSAO

CLAUSULA TRIGESIMA PRIMEIRA. Dar-se-a a extincao da CONCESSAO por:

a) advento do termo contratual, salvo quando pendente de apreciacao, pela CONCEDENTE, pedido de renovacao;

b)   encampacao;

c)   caducidade;

d)   rescisao;

e)   anulacao;

f)   falencia ou extincao da CONCESSIONARIA.

CLAUSULA TRIGESIMA SEGUNDA. Ocorrendo a extincao da concessao pela CONCEDENTE, cessarao todos os direitos e privilegios outorgados a CONCESSIONARIA.

          (S) 1. A extincao implicara a imediata assuncao do servico pela CONCEDENTE, procedendo-se, oportunamente, aos levantamentos, avaliacoes e liquidacoes necessarias, e a ocupacao e utilizacao das instalacoes, equipamentos, material e pessoal utilizados na prestacao do servico que forem considerados essenciais a sua continuidade, resguardados os direitos da CONCESSIONARIA quanto aos bens nao reversiveis. Entende-se por bens reversiveis os bens que sao essenciais a continuacao do servico ou aqueles oportunamente designados pelas partes contratantes, conforme o Art. 18, incisos X e XI da Lei
n. 8.987 e do Art. 26, inciso XII do Decreto n. 2.056/96.

          (S) 2. Extinta a concessao, os bens reversiveis voltarao ao poder da CONCEDENTE nos termos e na forma previstos na Lei n. 8.987, de 13 de fevereiro de 1995.

CLAUSULA TRIGESIMA TERCEIRA. Dar-se-a a encampacao, com a retomada do servico pela CONCEDENTE durante o prazo da concessao, por motive de interesse publico, mediante lei autorizativa especifica e apos o pagamento de previa indenizacao, adequada a equacao economico financeira do Contrato e a obrigacao de manutencao de seu equilibrio, restituindo-se a CONCESSIONARIA a parcela ainda nao amortizada do preco pago pela outorga da concessao.

CLAUSULA TRIGESIMA QUARTA. A inexecucao total ou parcial do presente Contrato acarretara a aplicacao das sancoes legais, regulamentares, normativas e contratuais cabivels, entre elas a pena de caducidade da concessao, nos termos previstos no presente instrumento.

CLAUSULA TRIGESIMA QUINTA. Cabera a aplicacao da pena de caducidade da concessao nos casos previstos na Lei n.8.987, de 13 de fevereiro de 1995.

          (S) 1. Em qualquer caso, a aplicacao da pena de caducidade sera precedida de verificacao de inadimplencia em processo administrativo, instruido por comissao, assegurado o direito de ampla defensa da CONCESSIONARIA.

          (S) 2. Nao sera instaurado processo administrativo de inadimplencia antes de comunicada a CONCESSIONARIA, detalhadamente, a causa ensejadora da medida, dando-lhe um prazo de, no minimo 60 (sessenta) dias, para corrigir as falhas e transgressoes apontadas.

          (S) 3. Quando, no processo administrativo instaurado, restar caracterizada a inadimplencia, a caducidade sera declarada por ato motivado da CONCEDENTE.

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

                 (S) 4. Na hipotese do paragrafo anterior, sera apurado, no prazo de cento e vinte dias, por comissao integrada por um representante da CONCESSIONARIA julgada inadimplente, o montante da eventual indenizacao a ela devida, da qual sera excluido o valor das multas cabiveis e dos prejuizos apurados.

                  (S) 5. Declarada a caducidade, nos termos da lei, nao resultara para a CONCEDENTE qualquer especie de responsabilidade em relacao aos encargos, onus, obrigacoes ou compromissos com terceiros ou com empregados da CONCESSIONARIA.

CLAUSULA TRIGESIMA SEXTA. E cabivel a rescisao por iniciativa da CONCESSIONARIA, no caso de descumprimento das normas legais, regulamentares ou contratuais pela CONCEDENTE, mediante acao especialmente intentada para este fim e apos proferida a decisao favoravel a essa pretensao pelo Poder Judiciario.

CLAUSULA TRIGESIMA SETIMA. A rescisao bilateral ou consensual sera precedida de justificativa da CONCEDENTE, que indique a conveniencia do distrato, devendo o instrumento de rescisao conter regras detalhadas sobre a composicao patrimonial decorrente da antecipacao do termino do contrato.

CLAUSULA TRIGESIMA OITAVA. A anulacao tera lugar diante de declaracao judicial de invalidade do contrato, por vicio de ilegalidade na formalizacao do ajuste, cabendo a CONCEDENTE apurar a responsabilidade de quem lhe deu causa, resguardados os direitos de terceiros.

CAPITULO XII - DAS PENALIDADES

CLAUSULA TRIGESIMA NONA. Pelo inadimplemento total ou parcial de suas obrigacoes sujeita-se a CONCESSIONARIA a aplicacao das sancoes previstas na NGT n.( 20/96 Norma Geral de Telecommunicacoes - Servico Movel Celular, aprovada pela Portaria MC n. 1.533, de 04 de novembro de 1996, sem prejuizo da aplicacao das demais penalidades previstas em lei e neste Contrato.

                  (S) 1. A multa podera ser aplicada, cumulativamente, por infracao de qualquer dispositivo legal ou contractual, ou quando a CONCESSIONARIA nao houver cumprido, dentro do prazo estipulado, exigencia que tenha sido feita pela CONCEDENTE.

                  (S) 2. O valor maximo da multa, por infracao a qualquer dispositivo legal, e fixado, na legislacao especifica, sendo, no momento, de 1.647,34 (um mil, seiscentos e quarenta e sete, virgula trinta e quarto) UFIR, de acordo com a Lei n.(degree)4.117/62 e Portaria MC n. 85, de 28 de fevereiro de 1994.

                  (S) 3. O valor da multa pelo descumprimento dos prazos acordados no Plano de Atendimento descrito no Projecto de Execucao, relativos a exigencia estipulada pela CONCEDENTE e de 0,05% da receita operacional liquida da CONCESSIONARIA, por dia de mora, ate o atendimento pleno da exigencia feita.

                  (S) 4. A CONCESSIONARIA inadimplente ficara impedida de participar de licitacoes para a prestacao do Servico Movel Celular.

CAPITULO XIII-DA TRANSFERENCIA

CLAUSULA QUADRAGESIMA. Dependera de previa e expressa autorizacao da Concedente a transferencia da concessao ou do controle societario da CONCESSIONARIA, nos termos previstos na Lei n. 8.987, de 13 de fevereiro de 1995, e no Decreto n. 2.056, de 04 de novembro de 1996.

CLAUSULA QUADRAGESIMA PRIMEIRA. Autorizada a transferencia da concessao, sub-roga-se a entidade successora em todos os direitos e obrigacoes da primitiva CONCESSIONARIA.

PARAGRAFO UNICO. Em se tratando de autorizacao para transferencia do controle societario, o(s) novo(s) acionista(s) controlador(es) deverao assinar termo de expressa anuencia com as clausulas do Contrato em vigor.

CLAUSULA QUADRAGESIMA SEGUNDA. A transferencia da Concessao ou do Controle Societario, sem a observancia das disposicoes anteriores, implicara a caducidade da concessao, sem prejuizo da aplicacao das demais penalidades previstas, neste Contrato, em lei e no regulamento especifico.

CAPITULO XIV - DA RENOVACAO

CLAUSULA QUADRAGESIMA QUARTA. O prazo da concessao para exploracao do Servico Movel Celular podera, nos termos do art. 3 da Lei n 9.295/96, ser renovado, desde que a CONCESSIONARIA tenha cumprido as condicoes da concessao e manifeste expresso interesse na renovacao, pelo menos 30 (trinta) meses antes de expirar o prazo da concessao, nos termos do Art. 42 do Regulamento do Servico Movel Celular.

CLAUSULA QUADRAGESIMA QUINTA. A renovaco do prazo de concessao para exploracao do Servico Movel Celular implicara o pagamento, pela CONCESSIONARIA, de preco pelo direito de exploracao do servico e pelo uso de radiofrequencias associadas, nos termos do Art. 43 do Regulamento do Servico Movel Celular.

                  (S) 1. O valor do pagamento referido neste artigo devera ser acordado entre o Ministerio das Comunicacoes e a CONCESSIONARIA, pelo menos 24 (vinte e quatro) meses antes de expirar o prazo da concessao, levando-se em consideracao as condicoes de prestacao do servico a epoca da renovacao.

                  (S) 2. Fica a CONCEDENTE autorizada a instaurar novo processo de outorga de concessao para exploracao do Servico Movel Celular na Area de Concessao objeto do presente Contrato caso nao se chegue a um acordo em ate 24 (vinte e quatro) meses antes de expirar o prazo da concessao.

CLAUSULA QUADRAGESIMA SEXTA. O interesse publico na retomada dos servicos pela CONCEDENTE para sua exploracao direta e a inobservancia, pela CONCESSIONARIA, de normas legais, regulamentares e/ou contratuais, devidamente fundamentada, serao elementos condicionantes da nao renovacao do prazo de concessao, capazes de justifica-la, isoladamente, devendo ser comprovados em processo administrativo.

CAPITULO XV - DOS ANEXOS

CLAUSULA QUADRAGESIMA SETIMA. Fazem parte integrante do presente Contrato, como se nele estivessem transcritos, os seguintes Anexos:

ANEXO I:          Areas de Concessao para Prestacao do Servico Movel Celular;

ANEXO II:         Facilidades para Interconexao;

ANEXO III:        Areas de Atendimento da Concessao;

ANEXO III-A:      Relacao dos Municipios abrangidos pela Concessao da Companhia de Telecomunicacoes do Brasil Central - CTBC TELECOM

ANEXO IV:         Relacao de Distritos com mais de 30 mil e menos de 50 mil
                  habitantes;

ANEXO V: Relacao de Distritos com mais de 50 mil e menos de 75 mil habitantes;

ANEXO VI:         Relacao de Distritos com mais de 75 mil e menos de 100 mil habitantes;

ANEXO VII:        Relacao de Distritos com mais de 100 mil e menos de 200 mil habitantes;

ANEXO VIII:       Relacao de Distritos com mais de 200 mil habitantes e Capitais de Estados.

ANEXO XIX:        Condicoes Basicas de Prestacao do Servico;

ANEXO X:          Projeto de Execucao;

ANEXO XI:         Valores de K1, K2, K3, K4, K5 e K6;

ANEXO XII:        Condicoes Tarifarias e Cesta de Referencia do Plano de Servico
                  Basico;

ANEXO XIII:       Cadastro Nacional das Localidades Ligadas e Nao Ligadas a Rede
                  Nacional de Telecomunicacoes;

ANEXO XIV:        Portaria de Permissao e Vencimento por Area de Concessao.

CAPITULO XVI - DO FORO

CLAUSULA QUADRAGESIMA SETIMA. Para dirimir eventuais questoes futuras relativas a este Contrato, deverao ser envidados esforcos visando a obtencao de solucao amigavel, somente se devendo recorrer a solucao judicial, em caso de insucesso dessa via, hipotese em que sera competente o Foro da Secao Judiciaria da Justica Federal da Cidade de Brasilia, Distrito Federal.

E, por estarem assim justas e acordadas, as Partes firmam o presente contrato, em 3 (tres) vias de igual teor e forma, cada uma com 18 (dezoito) folhas, todas numeradas e rubricadas, com excecao da ultima que vai assinada, perante as testemunhas a seguir nomeadas, que tambem rubricam e assinam este instrumento.

              Brasilia, Distrito Federal, 4 de novembro de 1997.


       Pela CONCEDENTE:                         Pela CONCESSIONARIA:



___________________________________     ___________________________________

          SERGIO MOTTA

                      Ministro de Estado das Comunicacoes




TESTEMUNHAS:


___________________________________     ___________________________________
Nome:                                   Nome:
Doc. de Identificacao                   Doc. de Identificacao

                                     ANEXO I


                        AREAS DE CONCESSAO PARA PRESTACAO
                            DO SERVICO MOVEL CELULAR


         Area 1 = Area geografica que inclui os seguintes municipios pertencentes ao Estado de Sao Paulo: Aluminio, Aracariguama, Aruja, Atibaia, Barueri, Biritiba-Mirim, Bom Jesus dos Perdoes, Braganca Paulista, Cabreuva, Caieiras, Cajamar, Campo Limpo Paulista, Carapicuiba, Cotia, Diadema, Embu, Embu-Guacu, Ferraz de Vasconcelos, Francisco Morato, Franco da Rocha, Guararema, Guarulhos, Igarata, Itapecerica de Serra, Itapevi, Itaquaquecetuba, Itatiba, Itu, Itupeva, Jandira, Jarinu, Joanopolis, Jundiai, Juquitiba, Mairinque, Mairipora, Maua, Mogi das Cruzes, Morungaba, Nazare Paulista, Osasco, Pedra Bela, Pinhalzinho, Piracaia, Pirapora do Bom Jesus, Poa, Ribeirao Pires, Rio Grande da Serra, Salesopolis, Salto, Santa Izabel, Santana de Paranaiba, Santo Andre, Sao Bernardo do Campo, Sao Caetano do Sul, Sao Lourenco da Serra, Sao Paulo, Sao Roque, Suzano, Taboao da Serra, Tuiuti, Vargem, Vargem Grande Paulista e Varzea Paulista.


         Area 2 = Estado de Sao Paulo, excluidos os municipios contidos na Area 1 anterior.

         Area 3 =          Estados de Rio de Janeiro e Espirito Santo.

         Area 4 =          Estado de Minas Gerais.

         Area 5 =          Estados do Parana e Santa Catarina

         Area 6 =          Estado do Rio Grande do Sul

         Area 7 = Estados de Goias, Tocantins, Mato Grosso du Sul, Mato Grosso, Rondonia, Acre e Distrito Federal.

         Area 8 =          Estados do Amazonas, Roraima, Amapa, Para e Maranhao

         Area 9 =          Estados da Bahia e Sergipe

         Area 10 =         Estados do Piaui, Ceara, Rio Grande do Notre,
                           Paraiba, Pernambuco e Alagoas.

                                    ANEXO II


                          FACILIDADES PARA INTERCONEXAO


Informacoes sobre os sistemas das operadoras de servicos publicos operando na area correspondente, incluindo:


1.  Facilidades de Interconexao

         1.1 Grau de digitalizacao e indicadores de desempenho;

         1.2 Elenco de servicos.

2.  Descricao das Indicadores

3.  Descricao de Servicos

4.  Descricao dos Codigos Especiais

5.  Facilidades para Interconexao por Empresas

6.  Descricao das Facilidades por Ponto de Interconexao

Nota:  Este ANEXO se encontra em separado, no Apendice "A"

                                    ANEXO III


                        AREAS DE ATENDIMENTO DA CONCESSAO

--------------------------------------- -------------------------------------- --------------------------------------
               AREA DE                                 EMPRESA                                AREA DE
              CONCESSAO                            CONCESSIONARIA                         ATENDIMENTO DA
                                                                                             CONCESSAO
--------------------------------------- -------------------------------------- --------------------------------------
                  1                              TELECOMUNICACOES DE                    AREA DE CONCESSAO 1
                                                 SAO PAULO S.A. - TELESP
--------------------------------------- -------------------------------------- --------------------------------------
                  2                             CENTRAIS TELEFONICAS                       MUNICIPIOS DE
                                               DE RIBEIRAO PRETO S/A -                    RIBEIRAO PRETO,
                                                       CETERP                    GUATAPARA E O DISTRITO DE BONFIM
                                                                                             PAULISTA
--------------------------------------- -------------------------------------- --------------------------------------
                  2                              TELECOMUNICACOES DE                    AREA DE CONCESSAO 2
                                               SAO PAULO S.A. - TELESP                    MENOS A AREA DA
                                                                                           CETERP E CTBC
                                                                                              TELECOM
--------------------------------------- -------------------------------------- --------------------------------------
                  3                              TELECOMUNICACOES DO                     ESTADO DO RIO DE
                                            RIO DE JANEIRO S.A. - TELESP                      JANEIRO
--------------------------------------- -------------------------------------- --------------------------------------
                  3                              TELECOMUNICACOES DO                    ESTADO DO ESPIRITO
                                               ESPIRITO SANTO - TELEST                         SANTO
--------------------------------------- -------------------------------------- --------------------------------------
                  4                              TELECOMUNICACOES DE                    AREA DE CONCESSAO 4
                                                 MINAS GERAIS S.A. -                      MENOS A AREA DA
                                                       TELEMIG                             CTBC TELECOM
--------------------------------------- -------------------------------------- --------------------------------------
                  5                              TELECOMUNICACOES DO                     ESTADO DO PARANA
                                                PARANA S.A. - TELEPAR                     MENOS A AREA DA
                                                                                             SERCOMTEL
--------------------------------------- -------------------------------------- --------------------------------------
                  5                              TELECOMUNICACOES DE                      ESTADO DE SANTA
                                                SANTA CATARINA S.A. -                        CATARINA
                                                      TELESC
--------------------------------------- -------------------------------------- --------------------------------------
                  5                                SERCOMTEL S/A -                         MUNICIPIO DE
                                                  TELECOMUNICACOES                           LONDRINA
--------------------------------------- -------------------------------------- --------------------------------------
                  6                             COMPANHIA TELEFONICA                       MUNICIPIO DE
                                                   MELHORAMENTO E                         PELOTAS, MORRO
                                                 RESISTENCIA - CTMR                      REDONDO, CAPAO DO
                                                                                           LEAO E TURUCU
--------------------------------------- -------------------------------------- --------------------------------------

--------------------------------------- -------------------------------------- --------------------------------------
               AREA DE                                 EMPRESA                                AREA DE
              CONCESSAO                            CONCESSIONARIA                         ATENDIMENTO DA
                                                                                             CONCESSAO
--------------------------------------- -------------------------------------- --------------------------------------
                  6                                   COMPANHIA                            ESTADO DO RIO
                                                   RIOGRANDENSE DE                         GRANDE DO SUL
                                                 TELECOMUNICACOES -                       MENOS A AREA DA
                                                         CRT                                   CTMR
--------------------------------------- -------------------------------------- --------------------------------------
                  7                              TELECOMUNICACOES DE                     ESTADO DE GOIAS,
                                               GOIAS S.A. - TELEGOIAS                    EXCETO A AREA DA
                                                                                          CTBC TELECOM E
                                                                                             ESTADO DO
                                                                                             TOCANTINS
--------------------------------------- -------------------------------------- --------------------------------------
                  7                              TELECOMUNICACOES DE                      ESTADO DE MATO
                                                 MATO GROSSO DO SUL                        GROSSO DO SUL
                                                    S.A. - TELEMS                         MENOS A AREA DA
                                                                                           CTBC-TELECOM
--------------------------------------- -------------------------------------- --------------------------------------
                  7                              TELECOMUNICACOES DE                      ESTADO DE MATO
                                                 MATO GROSSO S.A. -                           GROSSO
                                                      TELEMAT
--------------------------------------- -------------------------------------- --------------------------------------
                  7                              TELECOMUNICACOES DE                    ESTADO DE RONDONIA
                                                     RONDONIA S.A. -
                                                       TELERON
--------------------------------------- -------------------------------------- --------------------------------------
                  7                              TELECOMUNICACOES DO                      ESTADO DO ACRE
                                                ACRE S.A. - TELEACRE
--------------------------------------- -------------------------------------- --------------------------------------
                  7                              TELECOMUNICACOES DE                     DISTRITO FEDERAL
                                                   BRASILIA S.A. -
                                                    TELEBRASILIA
--------------------------------------- -------------------------------------- --------------------------------------
                  8                              TELECOMUNICACOES DO                         ESTADO DO
                                                   AMAZONAS S.A. -                           AMAZONAS
                                                     TELAMAZON
--------------------------------------- -------------------------------------- --------------------------------------
                  8                              TELECOMUNICACOES DE                     ESTADO DE RORAIMA
                                               RORAIMA S.A. - TELAIMA
--------------------------------------- -------------------------------------- --------------------------------------
                  8                              TELECOMUNICACOES DO                      ESTADO DO AMAPA
                                                AMAPA S.A. - TELAMAPA
--------------------------------------- -------------------------------------- --------------------------------------
                  8                              TELECOMUNICACOES DO                      ESTADO DO PARA
                                                PARA S.A. - TELEPARA
--------------------------------------- -------------------------------------- --------------------------------------
                  8                              TELECOMUNICACOES DO                         ESTADO DO
                                                MARANHAO S.A. - TELMA                        MARANHAO
--------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------------------------------------------------------------------------------------
               AREA DE                                 EMPRESA                                AREA DE
              CONCESSAO                            CONCESSIONARIA                         ATENDIMENTO DA
                                                                                             CONCESSAO
---------------------------------------------------------------------------------------------------------------------
                  9                              TELECOMUNICACOES DA                      ESTADO DA BAHIA
                                               BAHIA S.A. - TELEBAHIA
---------------------------------------------------------------------------------------------------------------------
                  9                              TELECOMUNICACOES DE                      ESTADO DO SERGIPE
                                               SERGIPE S.A. - TELERGIPE
---------------------------------------------------------------------------------------------------------------------
                  10                             TELECOMUNICACOES DO                      ESTADO DO PIAUI
                                                PIAUI S.A. - TELEPISA
---------------------------------------------------------------------------------------------------------------------
                  10                             TELECOMUNICACOES DO                      ESTADO DO CEARA
                                                CEARA S.A. - TELECEARA
---------------------------------------------------------------------------------------------------------------------
                  10                             TELECOMUNICACOES DO                       ESTADO DO RIO
                                                 RIO GRANDE DO NORTE                      GRANDE DO NORTE
                                                   S.A. - TELERN
---------------------------------------------------------------------------------------------------------------------
                  10                             TELECOMUNICACOES DA                     ESTADO DA PARAIBA
                                                 PARAIBA S.A. - TELPA
---------------------------------------------------------------------------------------------------------------------
                  10                             TELECOMUNICACOES DE                         ESTADO DO
                                                  PERNAMBUCO S.A. -                         PERNAMBUCO
                                                       TELPE
---------------------------------------------------------------------------------------------------------------------
                  10                             TELECOMUNICACOES DE                     ESTADO DE ALAGOAS
                                                ALAGOAS S.A. - TELASA
---------------------------------------------------------------------------------------------------------------------
                2,4,7                               COMPANHIA DE                         AREAS CONSTANTES
                                                 TELECOMUNICACOES DO                      DO ANEXO III.A
                                                   BRASIL CENTRAL -
                                                    CTBC TELECOM
---------------------------------------------------------------------------------------------------------------------

                                  ANEXO III.A

                    MUNICIPIOS ABRANGIDOS PELA CONCESSAO DA
        COMPANHIA DE TELECOMMUNICACOES DO BRASIL CENTRAL - CTBC TELECOM



                  1.  ESTADO DE MINAS GERAIS

                           ARAPORA
                           ARAUJOS
                           CAMPINA VERDE
                           CAMPO FLORIDO
                           CAMPOS ALTOS
                           CANAPOLIS
                           CAPINOPOLIS
                           CARMO DO PARANAIBA
                           CARNEIRINHOS
                           CENTRALINA
                           COMENDADOR GOMES
                           CONCEICAO DAS ALAGOAS
                           CORREGO DANTA
                           CRUZEIRO DA FORTALEZA
                           FRUTAL
                           GURINHATA
                           IBIRACI
                           IGARATINGA
                           IGUATAMA
                           INDIANOPOLIS
                           IPIACU
                           ITAPAGIPE
                           ITUIUTABA
                           ITURAMA
                           LAGAMAR
                           LAGOA FORMOSA
                           LAGOA GRANDE
                           LIMEIRA D'OESTE
                           LUZ
                           MARAVILHAS
                           MOEMA
                           MONTE ALEGRE DE MINAS
                           MONTE SANTO DE MINAS
                           NOVA PONTE
                           NOVA SERRANA

                           PAPAGAIOS
                           PARA DE MINAS
                           PATOS DE MINAS
                           PEDRINOPOLIS
                           PEQUI
                           PERDIGAO
                           PIRAJUBA
                           PITANGUI
                           PLANURA
                           PRATA
                           PRESIDENTE OLEGARIO
                           RIO PARANAIBA
                           SANTA JULIANA
                           SANTA VITORIA
                           SAO FRANCISCO DE SALES
                           SAO JOSE DA VARGINHA
                           TUPACIGUARA
                           UBERABA
                           UBERLANDIA
                           VAZANTE

                  2.  ESTADO DE SAO PAULO

                           ALTINOPOLIS
                           ARAMINA
                           BATATAIS
                           BRODOWSKI (BRODOSQUI)
                           BURITIZAL
                           CAJURU
                           CASSIA DOS COQUEIROS
                           COLOMBIA
                           FRANCA
                           GUAIRA
                           GUARA
                           IPOA
                           ITUVERAVA
                           JARDINOPOLIS
                           MIGUELOPOLIS
                           MORRO AGUDO
                           NUPORANGA
                           ORLANDIA
                           RIBEIRAO CORRENTE
                           SALES DE OLIVEIRA
                           SANTA CRUZ DA ESPERANCA
                           SANTO ANTONIO DA ALEGRIA

                           SAO JOAQUIM DA BARRA

                  3.       ESTADO DE MATO GROSSO DO SUL

                           PARANAIBA

                  4.       ESTADO DE GOIAS

                           BURITI ALEGRE
                           CACHOEIRA DOURADA
                           INACIOLANDIA
                           ITUMBIARA
                           PARANAIGUARA
                           SAO SIMAO

                                   ANEXO IV

RELACAO DE DISTRITOS E DISTRITOS SEDE DE MUNICIPIOS COM MAIS DE 30 MIL HABITANTES E MENOS DE 50 MIL HABITANTES DA AREA DE CONCESSAO, DE ACORDO COM O CENSO DEMOGRAFICO DO IBGE - INSTITUTO BRASILEIRO DE GEOGRAFIA E ESTATISTICA, DE 1991, QUE DEVERAO SER ATENDIDAS EM, NO MINIMO, 70% AO FINAL DO QUINTO ANO DE VIGENCIA DO CONTRATO DE CONCESSAO.

-------------------------------------------------------------------------------------------------------
                             TABELA 1/5 (ANEXO IV)
                                  AREAS 1 E 2
-------------------------------------------------------------------------------------------------------
                   AREA 1                                                 AREA 2
-------------------------------------------------------------------------------------------------------
               DISTRITO            UF                           DISTRITO                       UF
-------------------------------------------------------------------------------------------------------
Aruja                              SP      Amparo                                              SP
-------------------------------------------------------------------------------------------------------
Caieiras                           SP      Aparecida                                           SP
-------------------------------------------------------------------------------------------------------
Cajamar                            SP      Barra Bonita                                        SP
-------------------------------------------------------------------------------------------------------
Campo Limpo Paulista               SP      Barao de Geraldo (Campinas)                         SP
-------------------------------------------------------------------------------------------------------
Mairinque                          SP      Batatais                                            SP
-------------------------------------------------------------------------------------------------------
Mairipora                          SP      Adamantina                                          SP
-------------------------------------------------------------------------------------------------------
Santa Isabel                       SP      Campos do Jordao                                    SP
-------------------------------------------------------------------------------------------------------
Santana Parnaiba                   SP      Capao Bonito                                        SP
-------------------------------------------------------------------------------------------------------
Sao Roque                          SP      Capivari                                            SP
-------------------------------------------------------------------------------------------------------
                                           Caraguatatuba                                       SP
-------------------------------------------------------------------------------------------------------
                                           Cosmopolis                                          SP
-------------------------------------------------------------------------------------------------------
                                           Dracena                                             SP
-------------------------------------------------------------------------------------------------------
                                           Espirito Santo Pinhal                               SP
-------------------------------------------------------------------------------------------------------
                                           Garca                                               SP
-------------------------------------------------------------------------------------------------------
                                           Guaira                                              SP
-------------------------------------------------------------------------------------------------------
                                           Ibitinga                                            SP
-------------------------------------------------------------------------------------------------------
                                           Ibiuna                                              SP
-------------------------------------------------------------------------------------------------------
                                           Itanhaen                                            SP
-------------------------------------------------------------------------------------------------------
                                           Itarare                                             SP
-------------------------------------------------------------------------------------------------------
                                           Jales                                               SP
-------------------------------------------------------------------------------------------------------
                                           Lencol Paulista                                     SP
-------------------------------------------------------------------------------------------------------
                                           Mirassol                                            SP
-------------------------------------------------------------------------------------------------------
                                           Monte Alto                                          SP
-------------------------------------------------------------------------------------------------------
                                           Nova Odessa                                         SP
-------------------------------------------------------------------------------------------------------
                                           Orlandia                                            SP
-------------------------------------------------------------------------------------------------------
                                           Paraguacu Paulista                                  SP
-------------------------------------------------------------------------------------------------------
                                           Paulinia                                            SP
-------------------------------------------------------------------------------------------------------
                                           Penapolis                                           SP
-------------------------------------------------------------------------------------------------------
                                           Peruibe                                             SP
-------------------------------------------------------------------------------------------------------
                                           Piedade                                             SP
-------------------------------------------------------------------------------------------------------
                                           Pres. Venceslau                                     SP
-------------------------------------------------------------------------------------------------------
                                           Olimpia                                             SP
-------------------------------------------------------------------------------------------------------
                                           Porto Feliz                                         SP
-------------------------------------------------------------------------------------------------------
                                           Porto Ferreira                                      SP
-------------------------------------------------------------------------------------------------------
                                           Santa Teresinha Piracicaba (Piracic.)               SP
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                           Pres. Epitacio                                      SP
-------------------------------------------------------------------------------------------------------
                                           Registro                                            SP
-------------------------------------------------------------------------------------------------------
                                           Santa Cruz do Rio Pardo                             SP
-------------------------------------------------------------------------------------------------------
                                           Bela Vista Sao Carlense (Sao Carlos)                SP
-------------------------------------------------------------------------------------------------------
                                           Sao Joaquim da Barra                                SP
-------------------------------------------------------------------------------------------------------
                                           Sao Jose Rio Pardo                                  SP
-------------------------------------------------------------------------------------------------------
                                           Eugenio Melo (Sao J. dos Campos)                    SP
-------------------------------------------------------------------------------------------------------
                                           Socorro                                             SP
-------------------------------------------------------------------------------------------------------
                                           Taquaritinga                                        SP
-------------------------------------------------------------------------------------------------------
                                           Ubatuba                                             SP
-------------------------------------------------------------------------------------------------------
                                           Vargem G. Sul                                       SP
-------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                             TABELA 2/5 (ANEXO IV)
                                  AREAS 3 E 4
---------------------------------------------------------------------------------------------------------------------
                        AREA 3                                                     AREA 4
---------------------------------------------------------------------------------------------------------------------
                   DISTRITO                      UF                           DISTRITO                       UF
---------------------------------------------------------------------------------------------------------------------
Angra dos Reis                                   RJ      Boa Esperanca                                       MG
---------------------------------------------------------------------------------------------------------------------
Araruama                                         RJ      Bocaiuva                                            MG
---------------------------------------------------------------------------------------------------------------------
Xerem                                            RJ      Bom Despacho                                        MG
---------------------------------------------------------------------------------------------------------------------
Itambi (Itaborai)                                RJ      Campo Bello                                         MG
---------------------------------------------------------------------------------------------------------------------
Mage                                             RJ      Congonhas                                           MG
---------------------------------------------------------------------------------------------------------------------
Itaipu (Niteroi)                                 RJ      Coronel Fabriciano                                  MG
---------------------------------------------------------------------------------------------------------------------
Paracambi                                        RJ      Senador Melo Viana (Cel. Fabriciano)                MG
---------------------------------------------------------------------------------------------------------------------
Rio Bonito                                       RJ      Frutal                                              MG
---------------------------------------------------------------------------------------------------------------------
Sao Pedro da Aldeia                              RJ      Guaxupe                                             MG
---------------------------------------------------------------------------------------------------------------------
Valenca                                          RJ      Ibirite                                             MG
---------------------------------------------------------------------------------------------------------------------
Aracruz                                          ES      Parque Durval de Barros (Ibirite)                   MG
---------------------------------------------------------------------------------------------------------------------
Itapemirim                                       ES      Itabirito                                           MG
---------------------------------------------------------------------------------------------------------------------
Viana                                            ES      Janauba                                             MG
---------------------------------------------------------------------------------------------------------------------
Argolas (Vila Velha)                             ES      Januaria                                            MG
---------------------------------------------------------------------------------------------------------------------
                                                         Lagoa da Prata                                      MG
---------------------------------------------------------------------------------------------------------------------
                                                         Leopoldina                                          MG
---------------------------------------------------------------------------------------------------------------------
                                                         Manhuacu                                            MG
---------------------------------------------------------------------------------------------------------------------
                                                         Monte Carmelo                                       MG
---------------------------------------------------------------------------------------------------------------------
                                                         Nanuque                                             MG
---------------------------------------------------------------------------------------------------------------------
                                                         Ouro Preto                                          MG
---------------------------------------------------------------------------------------------------------------------
                                                         Pedro Leopoldo                                      MG
---------------------------------------------------------------------------------------------------------------------
                                                         Pirapora                                            MG
---------------------------------------------------------------------------------------------------------------------
                                                         Ponte Nova                                          MG
---------------------------------------------------------------------------------------------------------------------
                                                         Sabara                                              MG
---------------------------------------------------------------------------------------------------------------------
                                                         Salinas                                             MG
---------------------------------------------------------------------------------------------------------------------
                                                         Santa Luzia                                         MG
---------------------------------------------------------------------------------------------------------------------
                                                         Santos Dumont                                       MG
---------------------------------------------------------------------------------------------------------------------
                                                         Sao Francissco                                      MG
---------------------------------------------------------------------------------------------------------------------
                                                         Sao Sebastiao do Paraiso                            MG
---------------------------------------------------------------------------------------------------------------------
                                                         Tres Pontas                                         MG
---------------------------------------------------------------------------------------------------------------------
                                                         Vespasiano                                          MG
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                             TABELA 3/5 (ANEXO IV)
                                  AREAS 5 E 6
---------------------------------------------------------------------------------------------------------------------
                        AREA 5                                                     AREA 6
---------------------------------------------------------------------------------------------------------------------
                   DISTRITO                      UF                           DISTRITO                       UF
---------------------------------------------------------------------------------------------------------------------
Ararangua                                        SC      Vicosa                                              MG
---------------------------------------------------------------------------------------------------------------------
Balneario Camboriu                               SC      Camaqua                                             RS
---------------------------------------------------------------------------------------------------------------------
Biguacu                                          SC      Campo Bom                                           RS
---------------------------------------------------------------------------------------------------------------------
Cacador                                          SC      Dom Pedrito                                         RS
---------------------------------------------------------------------------------------------------------------------
Canoinhas                                        SC      Farroupilha                                         RS
---------------------------------------------------------------------------------------------------------------------
Rio Maina (Criciuma)                             SC      Itaqui                                              RS
---------------------------------------------------------------------------------------------------------------------
Curitibanos                                      SC      Lageado                                             RS
---------------------------------------------------------------------------------------------------------------------
Gaspar                                           SC      Monte Negro                                         RS
---------------------------------------------------------------------------------------------------------------------
Icara                                            SC      Palmeira das Missoes                                RS
---------------------------------------------------------------------------------------------------------------------
Indaial                                          SC      Rosario do Sul                                      RS
---------------------------------------------------------------------------------------------------------------------
Laguna                                           SC      Santiago                                            RS
---------------------------------------------------------------------------------------------------------------------
Mafra                                            SC      Sao Luiz Gonzaga                                    RS
---------------------------------------------------------------------------------------------------------------------
Rio do Sul                                       SC      Taquara                                             RS
---------------------------------------------------------------------------------------------------------------------
Sao Miguel d'Oeste                               SC      Vacaria                                             RS
---------------------------------------------------------------------------------------------------------------------
Videira                                          SC      Venancio Aires                                      RS
---------------------------------------------------------------------------------------------------------------------
Xanxere                                          SC
---------------------------------------------------------------------------------------------------------------------
Assis Chateaubriand                              PR
---------------------------------------------------------------------------------------------------------------------
Bandeirantes                                     PR
---------------------------------------------------------------------------------------------------------------------
Castro                                           PR
---------------------------------------------------------------------------------------------------------------------
Cianorte                                         PR
---------------------------------------------------------------------------------------------------------------------
Cornelio Procopio                                PR
---------------------------------------------------------------------------------------------------------------------
Goio-Ere                                         PR
---------------------------------------------------------------------------------------------------------------------
Ibipora                                          PR
---------------------------------------------------------------------------------------------------------------------
Irati                                            PR
---------------------------------------------------------------------------------------------------------------------
Jacarezinho                                      PR
---------------------------------------------------------------------------------------------------------------------
Laranjeiras do Sul                               PR
---------------------------------------------------------------------------------------------------------------------
Medianeira                                       PR
---------------------------------------------------------------------------------------------------------------------
Piraquara                                        PR
---------------------------------------------------------------------------------------------------------------------
Pitanga                                          PR
---------------------------------------------------------------------------------------------------------------------
Prudentopolis                                    PR
---------------------------------------------------------------------------------------------------------------------
Rio Branco do Sul                                PR
---------------------------------------------------------------------------------------------------------------------
Rolandia                                         PR
---------------------------------------------------------------------------------------------------------------------
Santo Antonio Platina                            PR
---------------------------------------------------------------------------------------------------------------------
Sarandi                                          PR
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                             TABELA 4/5 (ANEXO IV)
                                  AREAS 7 E 8
---------------------------------------------------------------------------------------------------------------------
                        AREA 7                                                     AREA 8
---------------------------------------------------------------------------------------------------------------------
                   DISTRITO                      UF                           DISTRITO                       UF
---------------------------------------------------------------------------------------------------------------------
Goianesia                                        GO      Alenquer                                            PA
---------------------------------------------------------------------------------------------------------------------
Inhumas                                          GO      Barcarena                                           PA
---------------------------------------------------------------------------------------------------------------------
Mineiros                                         GO      Benfica (Benevides)                                 PA
---------------------------------------------------------------------------------------------------------------------
Morrinhos                                        GO      Breves                                              PA
---------------------------------------------------------------------------------------------------------------------
Planaltina                                       GO      Cameta                                              PA
---------------------------------------------------------------------------------------------------------------------
Porangatu                                        GO      Capanema                                            PA
---------------------------------------------------------------------------------------------------------------------
Qurinopolis                                      GO      Capita Poco                                         PA
---------------------------------------------------------------------------------------------------------------------
Santa Helena                                     GO      Curionopolis                                        PA
---------------------------------------------------------------------------------------------------------------------
S.Antonio do Descoberto                          GO      Irituia                                             PA
---------------------------------------------------------------------------------------------------------------------
Uruacu                                           GO      Itupiranga                                          PA
---------------------------------------------------------------------------------------------------------------------
Porto Nacional                                   TO      Jacunda                                             PA
---------------------------------------------------------------------------------------------------------------------
Aquidauana                                       MS      Medicilandia                                        PA
---------------------------------------------------------------------------------------------------------------------
Ivinhema                                         MS      Monte Alegre                                        PA
---------------------------------------------------------------------------------------------------------------------
Navirai                                          MS      Obidos                                              PA
---------------------------------------------------------------------------------------------------------------------
Nova Andradina                                   MS      Oriximina                                           PA
---------------------------------------------------------------------------------------------------------------------
Parnaiba                                         MS      Pacaja                                              PA
---------------------------------------------------------------------------------------------------------------------
Ponta Pora                                       MS      Sao Domingos do Capim                               PA
---------------------------------------------------------------------------------------------------------------------
Alta Floresta                                    MT      Sao Geraldo do Araguaia                             PA
---------------------------------------------------------------------------------------------------------------------
Barra Garcas                                     MT      Senador Jose Porfirio                               PA
---------------------------------------------------------------------------------------------------------------------
Colider                                          MT      Tome-Acu                                            PA
---------------------------------------------------------------------------------------------------------------------
Juina                                            MT      Tucuma                                              PA
---------------------------------------------------------------------------------------------------------------------
Peixoto Azevedo                                  MT      Vigia                                               PA
---------------------------------------------------------------------------------------------------------------------
Pontes e Lacerda                                 MT      Xinguara                                            PA
---------------------------------------------------------------------------------------------------------------------
Sinop                                            MT      Araioses                                            MA
---------------------------------------------------------------------------------------------------------------------
Tangara da Serra                                 MT      Arame                                               MA
---------------------------------------------------------------------------------------------------------------------
Alta Floresta D'Oesta                            RO      Balsas                                              MA
---------------------------------------------------------------------------------------------------------------------
Colorado do Oeste                                RO      Barreirinhas                                        MA
---------------------------------------------------------------------------------------------------------------------
Guajara-Mirim                                    RO      Bom Jardim                                          MA
---------------------------------------------------------------------------------------------------------------------
Pimenta Bueno                                    RO      Coelho Neto                                         MA
---------------------------------------------------------------------------------------------------------------------
Presidente Medice                                RO      Colinas                                             MA
---------------------------------------------------------------------------------------------------------------------
Vilhena                                          RO      Cururupu                                            MA
---------------------------------------------------------------------------------------------------------------------
Brazlandia                                       DF      Esperantinopolis                                    MA
---------------------------------------------------------------------------------------------------------------------
Nucleo Bandeirante                               DF      Itapecuru-Mirim                                     MA
---------------------------------------------------------------------------------------------------------------------
                                                         Lago da Pedra                                       MA
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                         TABELA 4/5 (ANEXO IV) - CONTINUACAO
---------------------------------------------------------------------------------------------------------------------
                                                         Pedreiras                                           MA
---------------------------------------------------------------------------------------------------------------------
                                                         Porto Franco                                        MA
---------------------------------------------------------------------------------------------------------------------
                                                         Presidente Dutra                                    MA
---------------------------------------------------------------------------------------------------------------------
                                                         Rosario                                             MA
---------------------------------------------------------------------------------------------------------------------
                                                         Santa Luzia do Purua                                MA
---------------------------------------------------------------------------------------------------------------------
                                                         Sao Domingos do Maranhao                            MA
---------------------------------------------------------------------------------------------------------------------
                                                         Mata (S.J. do Ribamar)                              MA
---------------------------------------------------------------------------------------------------------------------
                                                         Sao Jose do Ribamar                                 MA
---------------------------------------------------------------------------------------------------------------------
                                                         Sao Mateus do Maranhao                              MA
---------------------------------------------------------------------------------------------------------------------
                                                         Turiacu                                             MA
---------------------------------------------------------------------------------------------------------------------
                                                         Tutum                                               MA
---------------------------------------------------------------------------------------------------------------------
                                                         Viana                                               MA
---------------------------------------------------------------------------------------------------------------------
                                                         Vitoria do Mearim                                   MA
---------------------------------------------------------------------------------------------------------------------
                                                         Vitorino Freire                                     MA
---------------------------------------------------------------------------------------------------------------------
                                                         Careiro                                             AM
---------------------------------------------------------------------------------------------------------------------
                                                         Coari                                               AM
---------------------------------------------------------------------------------------------------------------------
                                                         Humaita                                             AM
---------------------------------------------------------------------------------------------------------------------
                                                         Labrea                                              AM
---------------------------------------------------------------------------------------------------------------------
                                                         Manicore                                            AM
---------------------------------------------------------------------------------------------------------------------
                                                         Santana                                             AP
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                               TABELA 5/5 (ANEXO IV)
                                                   AREAS 9 E 10
---------------------------------------------------------------------------------------------------------------------
                        AREA 9                                                     AREA 10
---------------------------------------------------------------------------------------------------------------------
                   DISTRITO                      UF                           DISTRITO                       UF
---------------------------------------------------------------------------------------------------------------------
Araci                                            BA      Campo Alegre                                        AL
---------------------------------------------------------------------------------------------------------------------
Bom Jesus da Lapa                                BA      Coruripe                                            AL
---------------------------------------------------------------------------------------------------------------------
Brumado                                          BA      Delmiro Golveia                                     AL
---------------------------------------------------------------------------------------------------------------------
Camacan                                          BA      Santana do Ipanema                                  AL
---------------------------------------------------------------------------------------------------------------------
Cansancao                                        BA      S. Luiz do Quitunde                                 AL
---------------------------------------------------------------------------------------------------------------------
Catu                                             BA      Tetonio Vilela                                      AL
---------------------------------------------------------------------------------------------------------------------
Conceicao do Coite                               BA      Uniao dos Palmares                                  AL
---------------------------------------------------------------------------------------------------------------------
Cruz das Almas                                   BA      Acarau                                              CE
---------------------------------------------------------------------------------------------------------------------
Dias d'Avila                                     BA      Acarati                                             CE
---------------------------------------------------------------------------------------------------------------------
Euclides da Cunha                                BA      Barbalha                                            CE
---------------------------------------------------------------------------------------------------------------------
Ibicarai                                         BA      Camocim                                             CE
---------------------------------------------------------------------------------------------------------------------
Ipiau                                            BA      Caninde                                             CE
---------------------------------------------------------------------------------------------------------------------
Itapetinga                                       BA      Crateus                                             CE
---------------------------------------------------------------------------------------------------------------------
Itiuba                                           BA      Ipu                                                 CE
---------------------------------------------------------------------------------------------------------------------
Jacobina                                         BA      Ico                                                 CE
---------------------------------------------------------------------------------------------------------------------
Jeremoabo                                        BA      Itapipoca                                           CE
---------------------------------------------------------------------------------------------------------------------
Pocoes                                           BA      Limoeiro do Norte                                   CE
---------------------------------------------------------------------------------------------------------------------
Riachao do Jacuipe                               BA      Maranguape                                          CE
---------------------------------------------------------------------------------------------------------------------
Ribeira do Pombal                                BA      Quixada                                             CE
---------------------------------------------------------------------------------------------------------------------
Santaluz                                         BA      Russas                                              CE
---------------------------------------------------------------------------------------------------------------------
Santa Maria da Vitoria                           BA      Tiangua                                             CE
---------------------------------------------------------------------------------------------------------------------
Santo Amaro                                      BA      Alagoa Grande                                       PB
---------------------------------------------------------------------------------------------------------------------
Santo Estevao                                    BA      Cajazeiras                                          PB
---------------------------------------------------------------------------------------------------------------------
Serra do Ramalho                                 BA      Guarabira                                           PB
---------------------------------------------------------------------------------------------------------------------
Sao Sebastiao do Passe                           BA      Mamanguape                                          PB
---------------------------------------------------------------------------------------------------------------------
Tucano                                           BA      Queimadas                                           PB
---------------------------------------------------------------------------------------------------------------------
Urucuca                                          BA      Sape                                                PB
---------------------------------------------------------------------------------------------------------------------
Valenca                                          BA      Solanea                                             PB
---------------------------------------------------------------------------------------------------------------------
Xique-Xique                                      BA      Afogados da Ingazeira                               PE
---------------------------------------------------------------------------------------------------------------------
Itabaianinha                                     SE      Aguas Belas                                         PE
---------------------------------------------------------------------------------------------------------------------
Sao Cristovao                                    SE      Araripina                                           PE
---------------------------------------------------------------------------------------------------------------------
Simao Dias                                       SE      Barreiros                                           PE
---------------------------------------------------------------------------------------------------------------------
Tobias Barreto                                   SE      Belo Jardim                                         PE
---------------------------------------------------------------------------------------------------------------------
                                                         Bezerros                                            PE
---------------------------------------------------------------------------------------------------------------------
                                                         Lageado                                             PE
---------------------------------------------------------------------------------------------------------------------
                                                         Paudalho                                            PE
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                       TABELA 5/5 (ANEXO IV) - CONTINUACAO
---------------------------------------------------------------------------------------------------------------------
                                                         Ponte dos Carvalhos (Cabo)                          PE
---------------------------------------------------------------------------------------------------------------------
                                                         Escada                                              PE
---------------------------------------------------------------------------------------------------------------------
                                                         Limoeiro                                            PE
---------------------------------------------------------------------------------------------------------------------
                                                         Moreno                                              PE
---------------------------------------------------------------------------------------------------------------------
                                                         Ouricuri                                            PE
---------------------------------------------------------------------------------------------------------------------
                                                         Navarro (Paulista)                                  PE
---------------------------------------------------------------------------------------------------------------------
                                                         Pesqueira                                           PE
---------------------------------------------------------------------------------------------------------------------
                                                         Ribeirao                                            PE
---------------------------------------------------------------------------------------------------------------------
                                                         Salgueiro                                           PE
---------------------------------------------------------------------------------------------------------------------
                                                         Santa Cruz do Capibaribe                            PE
---------------------------------------------------------------------------------------------------------------------
                                                         Sao Bento do Uno                                    PE
---------------------------------------------------------------------------------------------------------------------
                                                         Surubim                                             PE
---------------------------------------------------------------------------------------------------------------------
                                                         Timbauba                                            PE
---------------------------------------------------------------------------------------------------------------------
                                                         Altos                                               PI
---------------------------------------------------------------------------------------------------------------------
                                                         Buriti dos Lopes                                    PI
---------------------------------------------------------------------------------------------------------------------
                                                         Esperantina                                         PI
---------------------------------------------------------------------------------------------------------------------
                                                         Luzilandia                                          PI
---------------------------------------------------------------------------------------------------------------------
                                                         Paulistana                                          PI
---------------------------------------------------------------------------------------------------------------------
                                                         Pedro II                                            PI
---------------------------------------------------------------------------------------------------------------------
                                                         Sao Joao do Piaui                                   PI
---------------------------------------------------------------------------------------------------------------------
                                                         Sao Raimundo Nonato                                 PI
---------------------------------------------------------------------------------------------------------------------
                                                         Uniao                                               PI
---------------------------------------------------------------------------------------------------------------------
                                                         Acu                                                 RN
---------------------------------------------------------------------------------------------------------------------
                                                         Apodi                                               RN
---------------------------------------------------------------------------------------------------------------------
                                                         Currais Novos                                       RN
---------------------------------------------------------------------------------------------------------------------
                                                         Macaiba                                             RN
---------------------------------------------------------------------------------------------------------------------
                                                         Nova Cruz                                           RN
---------------------------------------------------------------------------------------------------------------------
                                                         Redinha (Natal)                                     RN
---------------------------------------------------------------------------------------------------------------------

                                     ANEXO V

RELACAO DE DISTRITOS E DISTRITOS SEDE DE MUNICIPIOS COM MAIS DE 50 MIL HABITANTES E MENOS DE 75 MIL HABITANTES DA AREA DE CONCESSAO, DE ACORDO COM O CENSO DEMOGRAFICO DO IBGE - INSTITUTO BRASILEIRO DE GEOGRAFIA E ESTATISTICA, DE 1991, QUE DEVERAO SER ATENDIDAS EM, NO MINIMO, 80% AO FINAL DO QUARTO ANO DE VIGENCIA DO CONTRATO DE CONCESSAO.


---------------------------------------------------------------------------------------------------------------------
                              TABELA 1/5 (ANEXO V)
                                   AREAS 1 E 2
---------------------------------------------------------------------------------------------------------------------
                        AREA 1                                                     AREA 2
-------------------------------------------------------- ------------------------------------------------------------
                   DISTRITO                      UF                           DISTRITO                       UF
------------------------------------------------ ------- --------------------------------------------------- --------
Barueri                                          SP      Andradina                                           SP
---------------------------------------------------------------------------------------------------------------------
Bras Cubas (Mogi Cruzes)                         SP      Avare                                               SP
---------------------------------------------------------------------------------------------------------------------
Ferraz Vasconcelos                               SP      Bebedouro                                           SP
---------------------------------------------------------------------------------------------------------------------
Itatiba                                          SP      Cacapava                                            SP
---------------------------------------------------------------------------------------------------------------------
Jandira                                          SP      Bebedouro                                           SP
---------------------------------------------------------------------------------------------------------------------
Poa                                              SP      Cruzeiro                                            SP
---------------------------------------------------------------------------------------------------------------------
Ribeirao Pires                                   SP      Fernandopolis                                       SP
---------------------------------------------------------------------------------------------------------------------
Salto                                            SP      Itapeva                                             SP
---------------------------------------------------------------------------------------------------------------------
Tupa                                             SP      Itapira                                             SP
---------------------------------------------------------------------------------------------------------------------
Varzea Paulista                                  SP      Jaboticabal                                         SP
---------------------------------------------------------------------------------------------------------------------
                                                         Leme                                                SP
---------------------------------------------------------------------------------------------------------------------
                                                         Lins                                                SP
---------------------------------------------------------------------------------------------------------------------
                                                         Lorena                                              SP
---------------------------------------------------------------------------------------------------------------------
                                                         Matao                                               SP
---------------------------------------------------------------------------------------------------------------------
                                                         Mococa                                              SP
---------------------------------------------------------------------------------------------------------------------
                                                         Mogi-Mirim                                          SP
---------------------------------------------------------------------------------------------------------------------
                                                         Pirassununga                                        SP
---------------------------------------------------------------------------------------------------------------------
                                                         S.J. Boa Vista                                      SP
---------------------------------------------------------------------------------------------------------------------
                                                         Sertaozinho                                         SP
---------------------------------------------------------------------------------------------------------------------
                                                         Sumare                                              SP
---------------------------------------------------------------------------------------------------------------------
                                                         Valinhos                                            SP
---------------------------------------------------------------------------------------------------------------------
                                                         Vila Dirce (Carapicuiba)                            SP
---------------------------------------------------------------------------------------------------------------------
                                                         Vila Xavier (Araraquara)                            SP
---------------------------------------------------------------------------------------------------------------------
                                                         Votuporanga                                         SP
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                             TABELA 2/5 (ANEXO V)
                                  AREAS 3 E 4
---------------------------------------------------------------------------------------------------------------------
                        AREA 3                                                     AREA 4
---------------------------------------------------------------------------------------------------------------------
                   DISTRITO                      UF                           DISTRITO                       UF
---------------------------------------------------------------------------------------------------------------------
 Barra do Pirai                                   RJ      Alfenas                                             MG
---------------------------------------------------------------------------------------------------------------------
 Cabo Frio                                        RJ      Curvelo                                             MG
---------------------------------------------------------------------------------------------------------------------
 Itaborai                                         RJ      Itajuba                                             MG
---------------------------------------------------------------------------------------------------------------------
 Itaguai                                          RJ      Araxa                                               MG
---------------------------------------------------------------------------------------------------------------------
 Seropedica (Itaguai)                             RJ      Joao Monlevade                                      MG
---------------------------------------------------------------------------------------------------------------------
 Itaperuna                                        RJ      Formiga                                             MG
---------------------------------------------------------------------------------------------------------------------
 Macae                                            RJ      Lavras                                              MG
---------------------------------------------------------------------------------------------------------------------
 Olinda (Nilopolis)                               RJ      Caratinga                                           MG
---------------------------------------------------------------------------------------------------------------------
 Cava (Nova Iguacu)                               RJ      Cataguases                                          MG
---------------------------------------------------------------------------------------------------------------------
 Japeri (N. Iguacu)                               RJ      Manga                                               MG
---------------------------------------------------------------------------------------------------------------------
 Cascatinha (Petrop.)                             RJ      Muriae                                              MG
---------------------------------------------------------------------------------------------------------------------
 Resende                                          RJ      Nova Lima                                           MG
---------------------------------------------------------------------------------------------------------------------
 Sete Pontes (Sao Goncalo)                        RJ      Paracatu                                            MG
---------------------------------------------------------------------------------------------------------------------
 S. Mateus (S.J. Mereti)                          RJ      Para de Minas                                       MG
---------------------------------------------------------------------------------------------------------------------
 Tres Rios                                        RJ      Patrocinio                                          MG
---------------------------------------------------------------------------------------------------------------------
 Guarapari                                        ES      Ribeirao das Neves                                  MG
---------------------------------------------------------------------------------------------------------------------
 Linhares                                         ES      Carval. Brito (Sabara)                              MG
---------------------------------------------------------------------------------------------------------------------
 Serra                                            ES      S. Joao del Rei                                     MG
---------------------------------------------------------------------------------------------------------------------
 Goiabeiras (Vitoria)                             ES      Timoteo                                             MG
---------------------------------------------------------------------------------------------------------------------
 Sao Mateus                                       ES      Tres Coracoes                                       MG
---------------------------------------------------------------------------------------------------------------------
                                                          Uba                                                 MG
---------------------------------------------------------------------------------------------------------------------
                                                          Unai                                                MG
---------------------------------------------------------------------------------------------------------------------
                                                          Barra Alegre (Ipatinga)                             MG
---------------------------------------------------------------------------------------------------------------------
                                                          Itauna                                              MG
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                             TABELA 3/5 (ANEXO V)
                                  AREAS 5 E 6
---------------------------------------------------------------------------------------------------------------------
                        AREA 5                                                     AREA 6
---------------------------------------------------------------------------------------------------------------------
                   DISTRITO                      UF                           DISTRITO                       UF
---------------------------------------------------------------------------------------------------------------------
 Brusque                                          SC      Bento Goncalves                                     RS
---------------------------------------------------------------------------------------------------------------------
 Concordia                                        SC      Cachoeira do Sul                                    RS
---------------------------------------------------------------------------------------------------------------------
 Sao Bento do Sul                                 SC      Cangucu                                             RS
---------------------------------------------------------------------------------------------------------------------
 Barreiros (Sao Jose)                             SC      Carazinho                                           RS
---------------------------------------------------------------------------------------------------------------------
 Sao Jose                                         SC      Cruz Alta                                           RS
---------------------------------------------------------------------------------------------------------------------
 Palhoca                                          SC      Erechim                                             RS
---------------------------------------------------------------------------------------------------------------------
 Almirante Tamandare                              PR      Ijui                                                RS
---------------------------------------------------------------------------------------------------------------------
 Arapongas                                        PR      Santa Rosa                                          RS
---------------------------------------------------------------------------------------------------------------------
 Aracauria                                        PR      Santo Angelo                                        RS
---------------------------------------------------------------------------------------------------------------------
 Cambe                                            PR      Sao Gabriel                                         RS
---------------------------------------------------------------------------------------------------------------------
 Campo Largo                                      PR      Sapiranga                                           RS
---------------------------------------------------------------------------------------------------------------------
 N. Mundo (Curitiba)                              PR      Sao Borja                                           RS
---------------------------------------------------------------------------------------------------------------------
 S. Felicidade (Curitiba)                         PR      Passo do Sabao (Viamao)                             RS
---------------------------------------------------------------------------------------------------------------------
 Umbara (Curitiba)                                PR      Viamao                                              RS
---------------------------------------------------------------------------------------------------------------------
 Francisco Beltrao                                PR
---------------------------------------------------------------------------------------------------------------------
 Paranavai                                        PR
---------------------------------------------------------------------------------------------------------------------
 Pato Branco                                      PR
---------------------------------------------------------------------------------------------------------------------
 Telemaco Borba                                   PR
---------------------------------------------------------------------------------------------------------------------
 Umuarama                                         PR
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                             TABELA 4/5 (ANEXO V)
                                  AREAS 7 E 8
---------------------------------------------------------------------------------------------------------------------
                        AREA 7                                                     AREA 8
---------------------------------------------------------------------------------------------------------------------
                   DISTRITO                      UF                           DISTRITO                       UF
---------------------------------------------------------------------------------------------------------------------
 Aparecida de Goiania                             GO      Abaetetuba                                          PA
---------------------------------------------------------------------------------------------------------------------
 Catalao                                          GO      Altamira                                            PA
---------------------------------------------------------------------------------------------------------------------
 Formosa                                          GO      Braganca                                            PA
---------------------------------------------------------------------------------------------------------------------
 Jatai                                            GO      Conceicao do Araguaia                               PA
---------------------------------------------------------------------------------------------------------------------
 Trindade                                         GO      Paragominas                                         PA
---------------------------------------------------------------------------------------------------------------------
 Gurupi                                           TO      Parauapebas                                         PA
---------------------------------------------------------------------------------------------------------------------
 Tres Lagoas                                      MS      Redencao                                            PA
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                      TABELA 4/5 (ANEXO V) - CONTINUACAO
                                  AREAS 7 E 8
---------------------------------------------------------------------------------------------------------------------
                        AREA 7                                                     AREA 8
---------------------------------------------------------------------------------------------------------------------
                   DISTRITO                      UF                           DISTRITO                       UF
---------------------------------------------------------------------------------------------------------------------
 Caceres                                          MT      Chapadinha                                          MA
---------------------------------------------------------------------------------------------------------------------
 Porto Velho (VarzeaGrande)                       MT      Coroata                                             MA
---------------------------------------------------------------------------------------------------------------------
 Cacoal                                           RO      Grajau                                              MA
---------------------------------------------------------------------------------------------------------------------
 Jaru                                             RO      Joao Lisboa                                         MA
---------------------------------------------------------------------------------------------------------------------
 Rolim de Moura                                   RO      Paco do Lumiar                                      MA
---------------------------------------------------------------------------------------------------------------------
 Cruzeiro do Sul                                  AC      Pinheiro                                            MA
---------------------------------------------------------------------------------------------------------------------
 Cruzeiro                                         DF      Santa Ines                                          MA
---------------------------------------------------------------------------------------------------------------------
 Paranoa                                          DF      Itacotiara                                          AM
---------------------------------------------------------------------------------------------------------------------
                                                          Minacapuru                                          AM
---------------------------------------------------------------------------------------------------------------------
                                                          Tefe                                                AM
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                             TABELA 5/5 (ANEXO V)
                                 AREAS 9 E 10
---------------------------------------------------------------------------------------------------------------------
                        AREA 9                                                     AREA 10
---------------------------------------------------------------------------------------------------------------------
                   DISTRITO                      UF                           DISTRITO                       UF
---------------------------------------------------------------------------------------------------------------------
 Campo Formoso                                    BA      Floriano Peixoto (Maceio)                           AL
---------------------------------------------------------------------------------------------------------------------
 Candeias                                         BA      Palmeira dos Indios                                 AL
---------------------------------------------------------------------------------------------------------------------
 Guanambi                                         BA      Penedo                                              AL
---------------------------------------------------------------------------------------------------------------------
 Ipira                                            BA      Rio Largo                                           AL
---------------------------------------------------------------------------------------------------------------------
 Irece                                            BA      S. Miguel Campos                                    AL
---------------------------------------------------------------------------------------------------------------------
 Itaberaba                                        BA      Caucaia                                             CE
---------------------------------------------------------------------------------------------------------------------
 Itamaraju                                        BA      Crato                                               CE
---------------------------------------------------------------------------------------------------------------------
 Monte Santo                                      BA      Iguatu                                              CE
---------------------------------------------------------------------------------------------------------------------
 Senhor do Bonfim                                 BA      Sousa                                               PB
---------------------------------------------------------------------------------------------------------------------
 Serrinha                                         BA      Arco Verde                                          PE
---------------------------------------------------------------------------------------------------------------------
 Simoes Filho                                     BA      Carpina                                             PE
---------------------------------------------------------------------------------------------------------------------
 Eunapolis                                        BA      Goiana                                              PE
---------------------------------------------------------------------------------------------------------------------
 Lauro de Freitas                                 BA      Gravata                                             PE
---------------------------------------------------------------------------------------------------------------------
 St. Antonio de Jesus                             BA      Igarassu                                            PE
---------------------------------------------------------------------------------------------------------------------
 Estancia                                         SE      Palmares                                            PE
---------------------------------------------------------------------------------------------------------------------
 Itabaiana                                        SE      Santa Talhada                                       PE
---------------------------------------------------------------------------------------------------------------------
 Lagarto                                          SE      Barras                                              PI
---------------------------------------------------------------------------------------------------------------------
 N.S. Socorro                                     SE      Campo Maior                                         PI
---------------------------------------------------------------------------------------------------------------------
                                                          Floriano                                            PI
---------------------------------------------------------------------------------------------------------------------
                                                          Oeiras                                              PI
---------------------------------------------------------------------------------------------------------------------
                                                          Piripiri                                            PI
---------------------------------------------------------------------------------------------------------------------
                                                          Caico                                               RN
---------------------------------------------------------------------------------------------------------------------
                                                          Ceara-Mirim                                         RN
---------------------------------------------------------------------------------------------------------------------
                                                          Parnamirim                                          RN
---------------------------------------------------------------------------------------------------------------------

                                   ANEXO VI

RELACAO DE DISTRITOS E DISTRITOS SEDE DE MUNICIPIOS COM MAIS DE 75 MIL HABITANTES E MENOS DE 100 MIL HABITANTES DA AREA DE CONCESSAO, DE ACORDO COM O CENSO DEMOGRAFICO DO IBGE - INSTITUTO BRASILEIRO DE GEOGRAFIA E ESTATISTICA, DE 1991, QUE DEVERAO SER ATENDIDAS EM, NO MINIMO, 90% AO FINAL DO TERCEIRO ANO DE VIGENCIA DO CONTRATO DE CONCESSAO.

---------------------------------------------------------------------------------------------------------------------
                             TABELA 1/5 (ANEXO VI)
                                  AREAS 1 E 2
---------------------------------------------------------------------------------------------------------------------
                        AREA 1                                                     AREA 2
---------------------------------------------------------------------------------------------------------------------
                   DISTRITO                      UF                           DISTRITO                       UF
---------------------------------------------------------------------------------------------------------------------
 Atibaia                                          SP      Araras                                              SP
---------------------------------------------------------------------------------------------------------------------
 Braganca Paulista                                SP      Assis                                               SP
---------------------------------------------------------------------------------------------------------------------
 Cotia                                            SP      Barretos                                            SP
---------------------------------------------------------------------------------------------------------------------
 Francisco Morato                                 SP      Birigui                                             SP
---------------------------------------------------------------------------------------------------------------------
 Franco Rocha                                     SP      Botucatu                                            SP
---------------------------------------------------------------------------------------------------------------------
 Itapec. Serra                                    SP      Catanduva                                           SP
---------------------------------------------------------------------------------------------------------------------
 Itu                                              SP      Cubatao                                             SP
---------------------------------------------------------------------------------------------------------------------
 Capuava (Santo Andre)                            SP      Guarantingueta                                      SP
---------------------------------------------------------------------------------------------------------------------
                                                          Guaruja                                             SP
---------------------------------------------------------------------------------------------------------------------
                                                          Itapetininga                                        SP
---------------------------------------------------------------------------------------------------------------------
                                                          Jau                                                 SP
---------------------------------------------------------------------------------------------------------------------
                                                          Mogi-Guacu                                          SP
---------------------------------------------------------------------------------------------------------------------
                                                          Ourinhos                                            SP
---------------------------------------------------------------------------------------------------------------------
                                                          Pindamonhangaba                                     SP
---------------------------------------------------------------------------------------------------------------------
                                                          Praia Grande                                        SP
---------------------------------------------------------------------------------------------------------------------
                                                          Tutui                                               SP
---------------------------------------------------------------------------------------------------------------------
                                                          Votorantim                                          SP
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                             TABELA 2/5 (ANEXO VI)
                                                  AREAS 3 E 4
---------------------------------------------------------------------------------------------------------------------
                        AREA 3                                                     AREA 4
---------------------------------------------------------------------------------------------------------------------
                   DISTRITO                      UF                           DISTRITO                       UF
---------------------------------------------------------------------------------------------------------------------
Inhomirim (Mage)                                 RJ      Araguari                                            MG
---------------------------------------------------------------------------------------------------------------------
Colatina                                         ES      Ituiutaba                                           MG
---------------------------------------------------------------------------------------------------------------------
Ibes (Vila Velha)                                ES      Patos de Minas                                      MG
---------------------------------------------------------------------------------------------------------------------
                                                         Barbacena                                           MG
---------------------------------------------------------------------------------------------------------------------
                                                         Pouso Alegre                                        MG
---------------------------------------------------------------------------------------------------------------------
                                                         Passos                                              MG
---------------------------------------------------------------------------------------------------------------------
                                                         Sao Benedito (Santa Luzia)                          MG
---------------------------------------------------------------------------------------------------------------------
                                                         Conselheiro Lafaiete                                MG
---------------------------------------------------------------------------------------------------------------------
                                                         Itabira                                             MG
---------------------------------------------------------------------------------------------------------------------
                                                         Varginha                                            MG
---------------------------------------------------------------------------------------------------------------------
                                                         Justinopolis (Rib. das Nevas)                       MG
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                             TABELA 3/5 (ANEXO VI)
                                                  AREAS 5 E 6
---------------------------------------------------------------------------------------------------------------------
                        AREA 5                                                     AREA 6
---------------------------------------------------------------------------------------------------------------------
                   DISTRITO                      UF                           DISTRITO                       UF
---------------------------------------------------------------------------------------------------------------------
Jaragua do Sul                                   SC      Alegrete                                            RS
---------------------------------------------------------------------------------------------------------------------
Tubarao                                          SC      Bage                                                RS
---------------------------------------------------------------------------------------------------------------------
Apucarana                                        PR      Cachoeirinha                                        RS
---------------------------------------------------------------------------------------------------------------------
Campo Mourao                                     PR      Guaiba                                              RS
---------------------------------------------------------------------------------------------------------------------
Paranagua                                        PR      S. Cruz do Sul                                      RS
---------------------------------------------------------------------------------------------------------------------
Pinhais (Piraquara)                              PR      Sant. Livramento                                    RS
---------------------------------------------------------------------------------------------------------------------
Toledo                                           PR
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                             TABELA 4/5 (ANEXO VI)
                                                  AREAS 7 E 8
---------------------------------------------------------------------------------------------------------------------
                        AREA 5                                                     AREA 6
---------------------------------------------------------------------------------------------------------------------
                   DISTRITO                      UF                           DISTRITO                       UF
---------------------------------------------------------------------------------------------------------------------
Itumbiara                                        GO      Ananindeua                                          PA
---------------------------------------------------------------------------------------------------------------------
Rio Verde                                        GO      Castanhal                                           PA
---------------------------------------------------------------------------------------------------------------------
Araguaina                                        TO      Tucurui                                             PA
---------------------------------------------------------------------------------------------------------------------
Corumba                                          MS      Acailandia                                          MA
---------------------------------------------------------------------------------------------------------------------
Rondonopolis                                     MT      Bacabal                                             MA
---------------------------------------------------------------------------------------------------------------------
Varzea Grande                                    MT      Barra do Corda                                      MA
---------------------------------------------------------------------------------------------------------------------
Ariquemes                                        RO      Codo                                                MA
---------------------------------------------------------------------------------------------------------------------
Ji-Parana                                        RO
---------------------------------------------------------------------------------------------------------------------
Ouro Preto Oeste                                 RO
---------------------------------------------------------------------------------------------------------------------
Guara                                            DF
---------------------------------------------------------------------------------------------------------------------
Planaltina                                       DF
---------------------------------------------------------------------------------------------------------------------
Sobradinho                                       DF
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                           TABELA 5/5 (ANEXO VI)
                                                AREAS 9 E 10
---------------------------------------------------------------------------------------------------------------------
                        AREA 9                                                     AREA 10
---------------------------------------------------------------------------------------------------------------------
                   DISTRITO                      UF                           DISTRITO                       UF
---------------------------------------------------------------------------------------------------------------------
Barreiras                                        BA      Jurema (Caucaia)                                    CE
---------------------------------------------------------------------------------------------------------------------
Paulo Afonso                                     BA      Boyeux                                              PB
---------------------------------------------------------------------------------------------------------------------
Teixeira de Freitas                              BA      Patos                                               PB
---------------------------------------------------------------------------------------------------------------------
Camacari                                         BA      Santa Rita                                          PB
---------------------------------------------------------------------------------------------------------------------
                                                         Abreu e Lima                                        PE
---------------------------------------------------------------------------------------------------------------------
                                                         Cabo                                                PE
---------------------------------------------------------------------------------------------------------------------
                                                         Camaragibe                                          PE
---------------------------------------------------------------------------------------------------------------------
                                                         Garanhans                                           PE
---------------------------------------------------------------------------------------------------------------------
                                                         Praia da Conceicao                                  PE
---------------------------------------------------------------------------------------------------------------------
                                                         Sao Lourenco da Mata                                PE
---------------------------------------------------------------------------------------------------------------------
                                                         Vitoria Santo Antao                                 PE
---------------------------------------------------------------------------------------------------------------------
                                                         Picos                                               PI
---------------------------------------------------------------------------------------------------------------------

                                   ANEXO VII

RELACAO DE DISTRITOS E DISTRITOS SEDE DE MUNICIPIOS COM MAIS DE 100 MIL HABITANTES E MENOS DE 200 MIL HABITANTES DA AREA DE CONCESSAO, DE ACORDO COM O CENSO DEMOGRAFICO DO IBGE - INSTITUTO BRASILEIRO DE GEOGRAFIA E ESTATISTICA, DE 1991, QUE DEVERAO SER ATENDIDAS EM, 100% AO FINAL DO SEGUNDO ANO DE VIGENCIA DO CONTRATO DE CONCESSAO.

---------------------------------------------------------------------------------------------------------------------
                                            TABELA 1/5 (ANEXO VII)
                                                  AREAS 1 E 2
---------------------------------------------------------------------------------------------------------------------
                        AREA 1                                                     AREA 2
---------------------------------------------------------------------------------------------------------------------
                   DISTRITO                      UF                           DISTRITO                       UF
---------------------------------------------------------------------------------------------------------------------
Embu                                             SP      Americana                                           SP
---------------------------------------------------------------------------------------------------------------------
Itapevi                                          SP      Aracatuba                                           SP
---------------------------------------------------------------------------------------------------------------------
Itaquaquecetuba                                  SP      Araraquara                                          SP
---------------------------------------------------------------------------------------------------------------------
Mogi das Cruzes                                  SP      V. de Carvalho (Guaruja)                            SP
---------------------------------------------------------------------------------------------------------------------
Sao Caetano do Sul                               SP      Indaiatuba                                          SP
---------------------------------------------------------------------------------------------------------------------
Taboao da Serra                                  SP      Jacarei                                             SP
---------------------------------------------------------------------------------------------------------------------
Suzano                                           SP      Marilia                                             SP
---------------------------------------------------------------------------------------------------------------------
                                                         Pres. Prudente                                      SP
---------------------------------------------------------------------------------------------------------------------
                                                         Rio Claro                                           SP
---------------------------------------------------------------------------------------------------------------------
                                                         S. Barb. Oeste                                      SP
---------------------------------------------------------------------------------------------------------------------
                                                         Sao Carlos                                          SP
---------------------------------------------------------------------------------------------------------------------
                                                         Taubate                                             SP
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                            TABELA 2/5 (ANEXO VII)
                                                   AREAS 3 E 4
---------------------------------------------------------------------------------------------------------------------
                        AREA 3                                                     AREA 4
---------------------------------------------------------------------------------------------------------------------
                   DISTRITO                      UF                           DISTRITO                       UF
---------------------------------------------------------------------------------------------------------------------
Barra Mansa                                      RJ      Betim                                               MG
---------------------------------------------------------------------------------------------------------------------
Campos Elisios (D. Caxias)                       RJ      Sete Lagoas                                         MG
---------------------------------------------------------------------------------------------------------------------
Imbaarie (Duque Caxias)                          RJ      Divinopolis                                         MG
---------------------------------------------------------------------------------------------------------------------
Nilopolis                                        RJ      Teofilo Otoni                                       MG
---------------------------------------------------------------------------------------------------------------------
Nova Friburgo                                    RJ      Ipatiinga                                           MG
---------------------------------------------------------------------------------------------------------------------
Mesquita (N. Iguacu)                             RJ      Pocos de Caldas                                     MG
---------------------------------------------------------------------------------------------------------------------
Queimados (N. Iguacu)                            RJ
---------------------------------------------------------------------------------------------------------------------
Petropolis                                       RJ
---------------------------------------------------------------------------------------------------------------------
Ipiiba (S. Goncalo)                              RJ
---------------------------------------------------------------------------------------------------------------------
Monjolo (S. Goncalo)                             RJ
---------------------------------------------------------------------------------------------------------------------
Neves (S. Goncalo)                               RJ
---------------------------------------------------------------------------------------------------------------------
Coelho Rocha (S.J. Mereti)                       RJ
---------------------------------------------------------------------------------------------------------------------
Teresopolis                                      RJ
---------------------------------------------------------------------------------------------------------------------
Cachoeiro Itapemirim                             ES
---------------------------------------------------------------------------------------------------------------------
Cariacica                                        ES
---------------------------------------------------------------------------------------------------------------------
Itaquari (Cariacica)                             ES
---------------------------------------------------------------------------------------------------------------------
Carapina (Serra)                                 ES
---------------------------------------------------------------------------------------------------------------------
Vila Velha                                       ES
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                          TABELA 3/5 (ANEXO VII)
                                                  AREAS 5 E 6
---------------------------------------------------------------------------------------------------------------------
                        AREA 5                                                     AREA 6
---------------------------------------------------------------------------------------------------------------------
                   DISTRITO                      UF                           DISTRITO                       UF
---------------------------------------------------------------------------------------------------------------------
Chapeco                                          SC      Alvorada                                            RS
---------------------------------------------------------------------------------------------------------------------
Criciuma                                         SC      Gravatai                                            RS
---------------------------------------------------------------------------------------------------------------------
Itajai                                           SC      Passo Fundo                                         RS
---------------------------------------------------------------------------------------------------------------------
Lages                                            SC      Rio Grande                                          RS
---------------------------------------------------------------------------------------------------------------------
Cascavel                                         PR      Santa Maria                                         RS
---------------------------------------------------------------------------------------------------------------------
Colombo                                          PR      Sao Leopoldo                                        RS
---------------------------------------------------------------------------------------------------------------------
C. Comprido (Curitiba)                           PR      Sapucaia do Sul                                     RS
---------------------------------------------------------------------------------------------------------------------
Pinheirinho (Curitiba)                           PR      Uruguaiana                                          RS
---------------------------------------------------------------------------------------------------------------------
Fox do Iguaci                                    PR
---------------------------------------------------------------------------------------------------------------------
Guarapuava                                       PR
---------------------------------------------------------------------------------------------------------------------
S. Jose dos Pinhais                              PR
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                          TABELA 4/5 (ANEXO VII)
                                                 AREAS 7 E 8
---------------------------------------------------------------------------------------------------------------------
                        AREA 7                                                     AREA 8
---------------------------------------------------------------------------------------------------------------------
                   DISTRITO                      UF                           DISTRITO                       UF
---------------------------------------------------------------------------------------------------------------------
Nova Brasilia (Aparecida de Goiania)             GO      Itaituba                                            PA
---------------------------------------------------------------------------------------------------------------------
Dourados                                         MS      Maraba                                              PA
---------------------------------------------------------------------------------------------------------------------
Coxipo da Ponte (Cuiaba)                         MT      Caxias                                              MA
---------------------------------------------------------------------------------------------------------------------
Gama                                             DF      Santa Luzia                                         MA
---------------------------------------------------------------------------------------------------------------------
Samambaia                                        DF      Timon                                               MA
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                           TABELA 4/5 (ANEXO VII)
                                                  AREAS 9 E 10
---------------------------------------------------------------------------------------------------------------------
                        AREA 9                                                     AREA 10
---------------------------------------------------------------------------------------------------------------------
                   DISTRITO                      UF                           DISTRITO                       UF
---------------------------------------------------------------------------------------------------------------------
Alagoinhas                                       BA      Arapiraca                                           AL
---------------------------------------------------------------------------------------------------------------------
llheus                                           BA      Antonio Bezerra (Fortaleza)                         CE
---------------------------------------------------------------------------------------------------------------------
Itabuna                                          BA      Juazeiro do Norte                                   CE
---------------------------------------------------------------------------------------------------------------------
Jequie                                           BA      Maracanau                                           CE
---------------------------------------------------------------------------------------------------------------------
Juazeiro                                         BA      Caruaru                                             PE
---------------------------------------------------------------------------------------------------------------------
Vitoria da Conquista                             BA      Jaboatao (Jaboatao dos Guararapes)                  PE
---------------------------------------------------------------------------------------------------------------------
                                                         Cavaleiro (Jaboatao dos Guararapes)                 PE
---------------------------------------------------------------------------------------------------------------------
                                                         Petrolina                                           PE
---------------------------------------------------------------------------------------------------------------------
                                                         Paraiba                                             PI
---------------------------------------------------------------------------------------------------------------------
                                                         Igapo (Natal)                                       RN
---------------------------------------------------------------------------------------------------------------------
                                                         Mossoro                                             RN
---------------------------------------------------------------------------------------------------------------------

                                  ANEXO VIII

RELACAO DE CAPITAIS DE ESTADOS, DISTRITOS E DISTRITOS SEDE DE MUNCIPIOS COM MAIS DE 200 MIL HABITANTES DA AREA DE CONCESSAO DE ACORDO COM O CENSO DEMOGRAFICO DO IBGE - INSTITUTO BRASILIERO DE GEOGRAFIA E ESTATISTICA, DE 1991, QUE DEVERAO SER ATENDIDOS EM 100% AO FINAL DO PRIMEIRO AND DE VIGENCIA DO CONTRATO DE CONCESSAO.

---------------------------------------------------------------------------------------------------------------------
                                               TABELA 1/5 (ANEXO VIII)
                                                    AREAS 1 E 2
---------------------------------------------------------------------------------------------------------------------
                        AREA 1                                                     AREA 2
-------------------------------------------------------- ------------------------------------------------------------
                    DISTRITO                      UF                           DISTRITO                       UF
------------------------------------------------ ------- --------------------------------------------------- --------
 Carapicuiba                                      SP      Bauru                                               SP
------------------------------------------------ ------- --------------------------------------------------- --------
 Diadema                                          SP      Campinas                                            SP
------------------------------------------------ ------- --------------------------------------------------- --------
 Guarulhos                                        SP      Franca                                              SP
------------------------------------------------ ------- --------------------------------------------------- --------
 Jardim P. Dutra (Guarulhos)                      SP      Limeira                                             SP
------------------------------------------------ ------- --------------------------------------------------- --------
 Jundiai                                          SP      Piracicaba                                          SP
------------------------------------------------ ------- --------------------------------------------------- --------
 Maua                                             SP      Ribeirao Preto                                      SP
------------------------------------------------ ------- --------------------------------------------------- --------
 Osasco                                           SP      Sao J. Rio Preto                                    SP
------------------------------------------------ ------- --------------------------------------------------- --------
 Santo Andre                                      SP      Sao Vicente                                         SP
------------------------------------------------ ------- --------------------------------------------------- --------
 S.B. Campo                                       SP      Sao J. Campos                                       SP
------------------------------------------------ ------- --------------------------------------------------- --------
 Sao Paulo                                                Santos                                              SP
------------------------------------------------ ------- --------------------------------------------------- --------
                                                          Sorocaba                                            SP
------------------------------------------------ ------- --------------------------------------------------- --------

---------------------------------------------------------------------------------------------------------------------
                                               TABELA 2/5 (ANEXO VIII)
                                                    AREAS 3 E 4
---------------------------------------------------------------------------------------------------------------------
                        AREA 3                                                     AREA 4
-------------------------------------------------------- ------------------------------------------------------------
                    DISTRITO                      UF                           DISTRITO                       UF
------------------------------------------------ ------- --------------------------------------------------- --------
 Bedford Roxo (Nova Iguacu)                       RJ      Belo Horizonte                                      MG
------------------------------------------------ ------- --------------------------------------------------- --------
 C. Goytacazes                                    RJ      Contagem                                            MG
------------------------------------------------ ------- --------------------------------------------------- --------
 Duque de Caxias                                  RJ      Governador Valadares                                MG
------------------------------------------------ ------- --------------------------------------------------- --------
 Niteroi                                          RJ      Juiz de Fora                                        MG
------------------------------------------------ ------- --------------------------------------------------- --------
 Nova Iguacu                                      RJ      Montes Claros                                       MG
------------------------------------------------ ------- --------------------------------------------------- --------
 Sao Goncalo                                      RJ      Parq. Industrial (Contagem)                         MG
------------------------------------------------ ------- --------------------------------------------------- --------
 S. Joao Mereti                                   RJ      Uberaba                                             MG
------------------------------------------------ ------- --------------------------------------------------- --------
 Rio de Janeiro                                   RJ      Uberlandia                                          MG
------------------------------------------------ ------- --------------------------------------------------- --------
 Volta Redonda                                    RJ      Venda Nova (B.H.P.)                                 MG
------------------------------------------------ ------- --------------------------------------------------- --------
 Vitoria                                          ES
------------------------------------------------ ------- --------------------------------------------------- --------

---------------------------------------------------------------------------------------------------------------------
                                               TABELA 3/5 (ANEXO VIII)
                                                     AREAS 5 E 6
---------------------------------------------------------------------------------------------------------------------
                        AREA 5                                                     AREA 6
-------------------------------------------------------- ------------------------------------------------------------
                    DISTRITO                      UF                           DISTRITO                       UF
------------------------------------------------ ------- --------------------------------------------------- --------
 Blumenau                                         SC      Canoas                                              RS
------------------------------------------------ ------- --------------------------------------------------- --------
 Florianopolis                                    SC      Caxias do Sul                                       RS
------------------------------------------------ ------- --------------------------------------------------- --------
 Joinville                                        SC      Novo Hamburgo                                       RS
------------------------------------------------ ------- --------------------------------------------------- --------
 Curitiba                                         PR      Petolas                                             RS
------------------------------------------------ ------- --------------------------------------------------- --------
 Londrina                                         PR      Porto Alegre                                        RS
------------------------------------------------ ------- --------------------------------------------------- --------
 Maringa                                          PR
------------------------------------------------ ------- --------------------------------------------------- --------
 Ponta Grossa                                     PR
------------------------------------------------ ------- --------------------------------------------------- --------

---------------------------------------------------------------------------------------------------------------------
                                               TABELA 4/5 (ANEXO VIII)
                                                    AREAS 7 E 8
---------------------------------------------------------------------------------------------------------------------
                        AREA 7                                                     AREA 8
-------------------------------------------------------- ------------------------------------------------------------
                    DISTRITO                      UF                           DISTRITO                       UF
------------------------------------------------ ------- --------------------------------------------------- --------
 Anapolis                                         GO      Boa Vista                                           RR
------------------------------------------------ ------- --------------------------------------------------- --------
 Goiania                                          GO      Belem                                               PA
------------------------------------------------ ------- --------------------------------------------------- --------
 Luziania                                         GO      Icoaraci                                            PA
------------------------------------------------ ------- --------------------------------------------------- --------
 Palmas                                           TO      Santarem                                            PA
------------------------------------------------ ------- --------------------------------------------------- --------
 Campo Grande                                     MS      Anil (Sao Luis)                                     MA
------------------------------------------------ ------- --------------------------------------------------- --------
 Cuiaba                                           MT      Imperatria                                          MA
------------------------------------------------ ------- --------------------------------------------------- --------
 Porto Velho                                      RO      Sao Luis                                            MA
------------------------------------------------ ------- --------------------------------------------------- --------
 Rio Branco                                       AC      Manaus                                              AM
------------------------------------------------ ------- --------------------------------------------------- --------
 Ceilandia                                        DF      Macapa                                              AP
------------------------------------------------ ------- --------------------------------------------------- --------
 Plano Piloto                                     DF
------------------------------------------------ ------- --------------------------------------------------- --------
 Taguatinga                                       DF
------------------------------------------------ ------- --------------------------------------------------- --------

---------------------------------------------------------------------------------------------------------------------
                                               TABELA 5/5 (ANEXO VIII)
                                                    AREAS 9 E 10
---------------------------------------------------------------------------------------------------------------------
                        AREA 9                                                     AREA 10
-------------------------------------------------------- ------------------------------------------------------------
                   DISTRITO                      UF                           DISTRITO                       UF
------------------------------------------------ ------- --------------------------------------------------- --------
 Feira de Santana                                 BA      Maceio                                              AL
------------------------------------------------ ------- --------------------------------------------------- --------
 Salvador                                         BA      Fortaleza                                           CE
------------------------------------------------ ------- --------------------------------------------------- --------
 Aracaju                                          SE      Messejana (Fortaleza)                               CE
------------------------------------------------ ------- --------------------------------------------------- --------
                                                          Mondubin (Fortaleza)                                CE
------------------------------------------------ ------- --------------------------------------------------- --------
                                                          Parangaba (Fortaleza)                               CE
------------------------------------------------ ------- --------------------------------------------------- --------
                                                          Campina Grande                                      PB
------------------------------------------------ ------- --------------------------------------------------- --------
                                                          Joao Pessoa                                         PB
------------------------------------------------ ------- --------------------------------------------------- --------
                                                          Jaboatao dos Guararapes                             PE
------------------------------------------------ ------- --------------------------------------------------- --------
                                                          Olinda                                              PE
------------------------------------------------ ------- --------------------------------------------------- --------
                                                          Recife                                              PE
------------------------------------------------ ------- --------------------------------------------------- --------
                                                          Teresina                                            PI
------------------------------------------------ ------- --------------------------------------------------- --------
                                                          Natal                                               RN
------------------------------------------------ ------- --------------------------------------------------- --------

                                   ANEXO IX

                   CONDICOES BASICAS DE PRESTACAO DO SERVICO



1. Pelo menos 51% do capital votante da CONCESSIONARIA deve pertencer, direta ou indiretamente, a brasileiros; ou a manutencao das condicoes de sua constituicao, isoladamente ou em associacao, como entidade independente na exploracao da concessao do Servico Movel Celular.

2. Tornar o Servico Movel Celular ao final do quinto ano de operacao comercial regular nas areas urbanas de novos distritos e distritos sede de municipios, indicados nos ANEXOS IV, V, VI, VII e VIII, compreendidos na Area de Concessao, em condicoes de atender qualquer pedido de habilitacao em ate 5 (cinco) dias uteis.

3. Tornar o Servico Movel Celular disponivel e em operacao comercial regular, obedecendo as relacoes constantes dos ANEXOS IV, V, VI, VII e VIII, que trazem, respectivamente, a relacao de distritos e distritos sede de municipios que serao atendidos:

a) em no minimo 70% dos distritos e distritos sede de municipios da relacao do ANEXO IV ate o final do 5 ano de vigencia do Contrato de Concessao;

b) em no minimo 80% dos distritos e distritos sede de municipios da relacao do ANEXO V, ate o final do 4 ano de vigencia do Contrato de Concessao;

c) em no minimo 90% dos distritos e distritos sede de municipios da relcao do ANEXO VI, ate o final do 3 ano de vigencia do Contrato de Concessao;

d) em 100% dos distritos e distritos sede de municipios da relacao do ANEXO VII, ate o final do 2 ano de vigencia do Contrato de Concessao;

e) em 100% das capitais, distritos e distritos sede de municipios da relacao do ANEXO VIII, ate o final do 1 ano de vigencia do Contrato de
       Concessao.

                                    ANEXO X

                              PROJETO DE EXECUCAO

1) O Projecto de Execucao deve conter, dentre outras, as informacoes abaixo discriminadas, e ser encaminhado a Concedente no prazo de 120 (cento e vinte) dias, contado a partir da assinatura do presente Contrato:

a) inicio de operacao comercial: numero inteiro de dias, contados da data de assinatura do Contrato de Concessao ate a data em que as contas de servico de assinante comecam a ser faturadas regularmente por Concessionaria de Servico Movel Celular. A relacao minima de distritos, distritos sede de municipios e capitais de estados, que deverao ser atendidos esta especificada nos ANEXOS IV, V, VI, VII e VIII, valendo, nos casos de divergencia, os dados fornecidos pelo IBGE (Instituto Brasileiro de Geografia e Estatistica), no seu censo de 1991:

b) atendimento: numero inteiro de dias, contados da data de solicitcao de assinatura pelo interessado ate a data de habilitacao de sua Estacao Movel pela Concessionaria de Servico Movel Celular, considerado para um determinado distrito, distrito sede de municipio ou capital de estado a ser atendido:

             b.1) de ate 180 (cento e oitenta) dias apos a data de solicitacao da assinatura do servico, no primeiro ano de operacao comercial ou deste Contrato;

             b.2) de ate 120 (cento e vinte) dias apos a data de solicitacao da assinatura do servico, no segundo ano de operacao comercial ou deste Contrato;

             b.3) de ate 30 (trinta) dias apos a data de solicitacao da assinatura do servico, no terceiro ano de operacao comercial ou deste Contrato;

             b.4) de ate 15 (quinze) dias apos a data de solicitacao da assinatura do servico, no quarto ano de operaca comercial ou deste Contrato;

             b.5) de ate 5 (cinco) dias uteis apos a data de solicitaocao da assinatura do servico, no quinto ano de operacao comercial ou deste Contrato.

c) A denominacao de distrito ou distrito sede de municipio encontra-se em conformidade com o IBGE - Instututo Brasileiro de Geografia e Estatistica.

d) populacao de distritos, distritos sede de municipios e capitais de estados atendida: populacao urbana efetivamente contida na Area Registro do Servico Movel Celular de um determinado distrito, distrito sede de municipio e capital de estado, nao devendo ser inferior a 30% do apresentado no censo demografico do IBGE de 1991, que devera estar com seus prazos de atendimento em conformidade com o item b acima.

2) As informacoes, indicadores e compromissos apresentados neste Anexo serao parte integrante do Contrato de Concessao e aqueles que necessitarem de melhoramentos, modernizacoes e alteracoes, durante o prazo de concessao, quando devidamente justificados, terao suas mudancas autorizadas pelo CONCEDENTE, observadas as disposicoes regulamentares pertinentes.


                            A. Plano de Atendimento

O Plano de Atendimento da Proponente devera conter as seguintes informacoes:

A.1 Inicio de Operacao Comercial: o mes de inicio de Operacao Comercial do servico para cada um dos distritos, distritos sede de municipios e capitais de estados citados nos ANEXOS IV, V, VI, VII e VIII;

A.2 Atendimento: prazos de Atendimento, do primeiro ao quinto ano apos inicio da Operacao Comercial, para cada um dos distritos, distritos sede de municipios e capitais de estados, citados nos ANEXOS IV, V, VI, VII e VIII;

A.3 Numero de distritos, distritos sede de municipios e capitais de estados atendidos: quantidade atendida de distritos, distritos sede de municipios e capitais de estados, do primeiro ao quinto ano de vigencia do Contrato de Concessao, ano a ano, considerando as condicoes minimas de atendimento observada a quantidade de distritos, distritos sede de municipios e capitais de estados citados nos ANEXOS IV, V, VI, VII e VIII.

A.4 Populacao de distritos, distritos sede de municipios e capitais de estados atendidos: populacao urbana atendida, que deve se encontrar dentro dos limites de atendimento definidos no item X 1.d, para cada um dos distritos, distritos sede de municipios e capitais de estados citados nos ANEXOS IV, V, VI VIII E VIII.


                           b. Plano de Interconexao

O Plano de Interconexao devera conter as seguintes informacoes, em nivel e detalhamento equivalentes aqueles fornecidos pelas operadoras de servicos publicos operando na Area de Concessao correspondente, fornecidos no ANEXO II, observadas as disposicoes regulamentares pertinentes:

B.1 Localizacao fisica dos pontos de interconexao na Area de Concessao, que apresentara pontos onde serao interconectadas a rede do Servico Movel Celular com as demais redes de telecomunicacoes, indicando as datas de disponibilidade dos pontos de interconexao, ano a ano, para cada ponto de interconexao, ao longo dos 5 primeiros anos do Contrato de Concessao.

B.2 Caracteristicas tecnicas gerais de interconexao dos seus equipamentos, que deverao ser compativeis com aquelas ja consagradas ou estabelecidas nas especificacoes tecnicas brasileiras;

B.3 Nivel de qualidade de servico nos pontos de interconexao, indicando o grau de servico entrante e sainte dos respectivos pontos de interconexao.


             C.  Plano de Operacao, Manutencao e Gerencia da Rede

O Plano de Operacao, Manutencao e Gerencia da Rede, que devera conter:

C.1  Planos de acesso a outras redes e servicos.

C.1.1 Planos de numeracao, sinalizacao, transmissao, sincronismo, encaminhamento e de tarifacao da rede do Servico Movel Celular na Area Concessao;

C.1.2 Alternativas tecnicas de interoperabilidade com as redes das demais operadoras do Servico Publico de Telecomunicacoes, tanto na Area de Operacao quanto em relacao a interoperabilidade com as redes de outras areas.

C.2  Troca de informacoes.

C.2.1 Procedimentos de troca de informacoes com demais operadoras dos Servicos Publicos de Telecomunicacoes, apresentando de que forma podera ser executada a troca de informacoes para que seja obtido e mantido padrao de qualidade na prestacao do Servico Movel Celular, comentando os sistemas em tempo real ou sistemas segmentados por ordem de importancia operacional.

C.2.2 Informacoes de carater operacional, de manutencao e de gerencia, que necessitam ser trocados com as demais operadoras de Servico Publicos de Telecomunicacoes, para obtencao de adequada qualidade na prestacao do Servico Movel Celular.

C.3  Sistematica de operacao e manutencao.

C.3.1 Principiais conceitos, estrategias e acoes a serem desenvolvidas na area de operacao e manutencao, para a Area de Concessao.

C.3.2 Principais blocos e interrelacoes nas funcoes de operacao e manutencao do Servico Movel Celular.

C.4  Gerencia da rede celular.

C.4.1 Gerencia de rede que descreve a plataforma de gerencia de rede e aplicacoes em casos de emergencia.

C.5 Criterios que serao seguidos no estabelecimento de area de mobilidade, considerando o item 2.7 da Norma N.(degree)23/96 (Criterios para a elaboracao e aplicacao de plano de servico na prestacao do Servico Movel Celular), os itens associados ao encaminhamento de trafego, conforme item 5.10 da NGT 20/96 e as informacoes para estabelecimentos do sistema de tarifacao conforme Portaria MC N.(degree)195, de 30 de marco de 1994 (Area de Tarifacao do Servico Telefonico Publico). Criterio utilizado para estabelecer a area de cobertura onde e aplicado o Valor da Comunicacao 1 (VC-1), conforme item E do Anexo a Norma N.(degree)23/96 (Plano de Servico Basico).


      D.  Compromisso de Dimensionamento da Rede do Servico Movel Celular

O Compromisso de dimensionamento da rede do Servico Movel Celular devera conter as seguintes informacoes:

D.1 Utilizar os indicadores, procedimentos e informacoes abaixo discriminados nos seus projetos de planejamento e implantacao da rede do Servico Movel Celular.

 .    indice de disponibilidade do sistema na Area de Concessao mejor de ou = a
     99,5%;

 .    nivel de sinal, em conformidade com os itens 6.13.2 e 6.13.2.1 da Norma
     Geral de Telecomunicacoes NGT 20/96;

 .    bloqueio de canal de voz na ERB (Estacao Radio-Base) na (Hora de Maior
     Movimento) HMM menos de ou = a 2%;

 .    taxa de erro do bit no canal de controle na HMM menos de ou = 10 E-6;

 .    taxa de erro de bit no canal de voz na HMM menos de ou = 10 E-3;

 .    indice de disponibilidade operacional mensal em cada ponto de interconexao mejor de ou = a 99,8%;

 .    perda nos enlaces de interconexao na HMM menos de ou = a 1%;

 .    disponibilidade de servico em 90% da area composta das ERB e em 90% do tempo.


                          E. Compromisso de Qualidade

O Compromisso de qualidade devera conter:

E.1 Manter os indicadores abaixo discriminados na sua atividade de atendimento as necessidades de qualidade dos usuarios:

 .    Indice de Disponibilidade de Sistema nos distritos, distritos sede de municipios e capitais de estados atendidos da Area de Concessao mejor de
     98%;

 .    perda nos enlaces ERB's - CCC's (Centrais de Comutacao e Controle) menos de
     3%;

 .    bloqueio de canal de voz da ERB na HMM menos de 5%

 .    perda nos enlaces de interconexao na HMM menos de 3%.

 .    probabilidade de acesso na primeira tentativa mejor de ou = a 90%;

 .    reclamacao procedente por 100 assinantes menos de 5% ao mes;

E.2 Manter a disposicao dos usuarios e dos orgaos de fiscalizacao a relacao dos servicos, facilidades e aplicacoes.

                                    ANEXO XI


                        VALORES DE K1, K2, K3, K4, K5, K6



A tabela abaixo apresenta, por Area de Concessao, os valores de K que deverao ser considerados quando do calculo da cesta de referencia.

-----------------------------------------------------------------------------------------------------------------
        Area De
       Concessao                    K1              K2             K3            K4            K5             K6
-----------------------------------------------------------------------------------------------------------------
           1                        126             11             5              4             2              5
-----------------------------------------------------------------------------------------------------------------
           2                         89             25             4              4             2              5
-----------------------------------------------------------------------------------------------------------------
           3                        120             11             9              4             3              5
-----------------------------------------------------------------------------------------------------------------
           4                         72              9             6              4             5              6
-----------------------------------------------------------------------------------------------------------------
           5                         72             13             8              4             5              8
-----------------------------------------------------------------------------------------------------------------
           6                        106             11             3              4             5              8
-----------------------------------------------------------------------------------------------------------------
           7                         84              9             7              4             3              8
-----------------------------------------------------------------------------------------------------------------
           8                        115             12             9              4             3              8
-----------------------------------------------------------------------------------------------------------------
           9                        108             12             9              5             5              8
-----------------------------------------------------------------------------------------------------------------
           10                        90             16             8              6             4              5
-----------------------------------------------------------------------------------------------------------------

                                   ANEXO XII


              CONDICOES TARIFARIAS E CESTA DE REFERENCIA DO PLANO
                               DE SERVICO BASICO

1.        Condicoes Tarifarias

1.1 Os valores maximos das tarifas referidas no subitem 2.1 sofrerao reajuste, de conformidade com a legislacao pertinente e conforme segue:

1.1.1 O reajuste dos valores do Plano de Servico e efetuado com base na variacao do valor de uma Cesta de Referencia, indicada na Norma N. 22/96, aprovada pela Portaria N. 1.535, de 04 de novembro de 1996.;

1.1.2 A variacao do valor da Cesta de Referencia correspondera a variacao do Indice Geral de Precos - Disponibilidade Interna (IGP-DI) da Fundacao Getulio Vargas considerando o periodo entre o mes anterior ao do ultimo reajuste de valores e o mes anterior ao do novo reajuste.

1.1.3 A variacao do valor da Cesta de Referencia e obtida na forma que segue:

Cesta de Referencia Futura = Cesta de Referencia Vigente x (1 + VIGP), sendo VIGP = variacao do IGP-DI.

1.1.4.    O reajuste do valor da Tarifa de Uso e efetuado na forma que segue:

TU-M Futura = TU-M Vigente x (1 + VIGP),

1.1.5.    O intervalo entre os reajustes sera de, no minimo, 12 (doze) meses.

1.2 A revisao das tarifas referidas no subitem 2.1 se dara por iniciativa do Ministerio das Comunicacoes ou da Concessionaria, com vistas ao restabelecimento do equilibrio economico-financeiro da concessao, observado o seguinte:

a) a modificacao das condicoes regulamentares do servico que implique aumento dos encargos da Concessionaria correspondera a revisao das tarifas;

b) quando o desequilibrio economico-financeiro da concessao for provocado pela ocorrencia de fatos ou eventos supervenientes e imprevisiveis que alterarem as condicoes iniciais de prestacao do servico, a revisao se fara apos a comprovacao de que tal ocorrencia guarda relacao com as alteracoes verificadas;

1.2.1 A fim de precisar a proporcao da revisao, devera haver, conforme o caso, a determinacao quantitativa da repercussao das alteracoes da legislacao reguladora da prestacao do servico, ou dos fatos e eventos que resultaram em alteracao das condicoes iniciais do servico.

1.2.2 Ressalvados os impostos sobre a renda, a criacao, alteracao ou extincao de quaisquer tributos ou encargos legais, apos a apesentacao da Proposta, quando comprovado seu impacto, implicara a imediata revisao da tarifa para mais ou para menos conforme o caso.

1.2.3 Nao tera lugar a revisao das tarifas quando a justificativa do pedido de revisao se fundamentar na ocorrencia de erros ou omissoes quanto aos elementos considerados na elaboracao da Proposta de Tarifas e de Preco pelo Direito de Exploracao do Servico.

1.2.4 Decisoes a respeito de peticoes para rebalanceamento de tarifas deverao ser fundamentadas e demonstrar que o processo de revisao seguiu as disposicoes da Norma n. 22/96 (Criterios de Reajuste e Revisao de Valores para a Prestacao do Servico Movel Celular). O Ministerio das Comunicacoes deve tornar disponiveis as informacoes utilizadas para a fixacao de tarifas maximas e para o rebalanceamento de tarifas, assegurando as Concessionarias do Servico Movel Celular o direito a revisao administrativa e judicial das tarifas maximas fixadas e o rebalanceamento de tarifas.

2.        Plano de Servico Basico

2.1 A CONCESSIONARIA devera declarar o valor maximo, em Reais, liquido de impostos e contribuicoes sociais, das tarifas que comporao seu Plano de Servico Basico, tendo como data de referencia a data da ultima atualizacao da cesta de tarifas.

2.1.1 O Plano de Servico Basico devera conter, os seguintes itens tarifarios:

a)        Valor maximo da Habilitacao;

b)        Valor maximo da Assinatura;

c)        Valor maximo de utilizacao por minuto do Valor da Comunicacao 1 - VC-
          1;

d)        Valor maximo de utilizacao por minuto do Valor da Comunicacao 2 - VC-
          2;

e)        Valor maximo de utilizacao por minuto do Valor da Comunicacao 3 - VC-
          3;

f)        Valor maximo do Adicional por Chamada, por evento;

g)        Valor maximo do Deslocamento DSL-1, por minuto;

h)        Valor maximo do Deslocamento DSL-2, por minuto;

i)        Valor maximo da Tarifa de Uso da Rede Movel TU-M;

j)        Mapa resumo para a cesta de referencia.

2.1.1.1   As aplicacoes dos valores da comunicacao, em conformidade com a Norma
N. 23/96 (Plano de Servico Basico) e Norma N. 24/96 (Remuneracao pelo Uso das Redes de Servico Movel Celular e de Servico Telefonico Publico), sao as seguintes:

a)        O Valor da Comunicacao 1 (VC-1) e aplicado a:
a1) comunicacao Movel-Fixo: quando a area de tarifacao associada a Area de Registro onde o Assinante do Servico Movel Celular estiver localizado, no momento da comunicacao, for a propria area de tarifacao do Assinante do Servico Telefonico Publico;
a2)       comunicacao Movel- Movel: quando a area de tarifacao
associada a Area de Registro onde o Assinante de origem estiver localizado, no momento da comunicacao, for a propria area de tarifacao associada a Area de Registro (contratual) do Assinante de destino;
a2.1)     na comunicacao Movel-Movel, a criterio da Concessionaria do Servico
Movel Celular, podera ser aplicado acrescimo de ate 30% (trinta Por cento) sobre
o valor de VC-1.
b)        O Valor da Communicacao 2 (VC-2) e aplicado a:
b1) comunicacao Movel-Fixo: quando a area de numeracao primaria, identificada pelo primeiro digito do Codigo Nacional, a qual esta associada a Area de Registro onde o Assinante do Servico Movel Celular estiver localizado, no momemto da comunicacao, for a propria area de numeracao primaria do Assinante do Servico Telefonico Publico e nao for aplicavel o disposto em al;
b2) comunicacao Movel-Movel: quando a area de numeracao primaria a qual esta associada a Area de Registro onde o Assinante de origem estiver localizado, no momento da comunicacao, for a propria area de numeracao primaria a qual esta associada a Area de Registro (contratual) do Assinante de destino, e nao for aplicavel o disposto em al.
c)        O Valor da Comunicacao 3 (VC-3) e aplicado a:
c1) comunicacao Movel-Fixo: quando a area de numeracao primaria a qual esta associada a Area de Registro onde o Assinante de origem estiver localizado, no momento da comunicacao, for diferente da area de numeracao primaria do Assinante do Servico Telefonico Publico;
c2) comunicacao Movel-Movel: quando a area de numeracao primaria a qual esta associada a Area de Registro onde o Assinante de origem estiver localizado, no momemto da comunicacao, for diferente da area de numeracao primaria a qual esta associada a Area de Registro (contratual) do Assinante de destino;

2.1.1.2   O valor do deslocamento e aplicado a:
a) O Deslocamento 1 (DSL-1) e aplicado a comunicacao destinada ao Assinante da Concessionaria de Servico Movel Celular, quando situado fora de sua Area de Mobilidade, porem localizado dentro de sua area de numeracao primaria;
b) O Deslocamento 2 (DSL-2) e aplicado a comunicacao destinada ao Assinante da Concessionaria de Servico Movel Celular, quando situado fora de sua Area de Mobilidade e de sua area de numeracao primaria.

2.1.1.3 A Habilitacao (HAB) e o valor devido pelo Assinante a Concessionaria do Servico Movel Celular no ato da ativacao de sua Estacao Movel, tornando-o habilitado ao imediato e pleno uso do Servico;

2.1.1.4 A Assinatura (AS) e o valor mensal, devido pelo Assinante a Concessionaria do Servico Movel Celular, por ter ao seu dispor o Servico nas condicoes previstas na regulamentacao do Servico.

2.1.1.5 O Adicional por Chamada (AD) e o valor devido pelo Assinante a Concessionaria do Servico Movel Celular, na chamada por ele originada, ou a ele destinada, a cobrar ou nao, quando ele estiver localizado fora de sua Area de Mobilidade.

2.1.1.6 Tarifa de Uso da Rede Movel (TU-M) e o valor que remunera uma dada Concessionaria do Servico Movel Celular, por unidade de tempo, pelo uso de sua Rede Movel na realizacao de uma Chamada Inter-redes.

2.1.1.7 Tarifa de Uso de Rede Local: e o valor que remunera uma dada Concessionaria do Servico Telefonico Publico, por unidade de tempo, pelo uso de sua Rede Local na realizacao de uma Chamada Inter-redes.

2.1.2 A cesta de referencia e composta por itens do Plano de Servico Basico, na forma que segue:

Cesta de Referencia =    (HAB/36) + AS + (K1xVC-1) + (K2xVC-2) + (K3xVC-3)
+ (K4xDSL-1) + (K5xDSL-2) + (K6xAD)



onde:

K1, K2, K3, K4 e K5      =    quantidade de minutos, para os itens VC-1, VC-2,
                              VC-3, DSL-1 e DSL-2, respectivamente;

K6                       =    quantidade de chamadas para o item AD;

HAB                      =    valoe em Reais (R$) da habilitacao;

AS                       =    valor em Reais (R$) da assinatura;

VC-1, VC-2 e VC-3        =    valores em Reais (R$) referentes a utilizacao do
                              servico;

DSL-1 e DSL-2            =    valores em Reais (R$) referentes ao item de
                              deslocamento;

AD                       =    valor em Reais (R$) do adicional por chamada.

2.1.2.1   Os valores de K1, K2, K3, K4, K5 e K6, estao apresentados no ANEXO XI.

2.1.2.2 O valor de VC-1 nao podera ser inferior a soma da TU-M da Proponente e da maior tarifa de uso da rede local das Concessionarias do Servico Telefonico Publico da sua Area de Concessao.

2.1.3 O valor da cesta de referencia nao podera ser superior ao Valor Maximo da Cesta de Referencia para a Area de Concessao constante do ANEXO XII.

2.2. Elementos que deverao ser considerados na formulacao do Plano de Servico Basico:

2.2.1 Na prestacao dos servicos a Concessionaria observara os seguintes tempos limites, cujo computo so se iniciara a partir do efetivo estabelecimento da comunicacao com o terminal fixo ou movel destinatario da chamada:

a)        Unidade de tempo de Tarifacao:  6 (seis) segundos;

b)        Tempo minimo de Tarifacao:  30 (trinta) segundos;

c) Chamadas faturaveis: somente serao faturadas as chamadas com duracao superior a 3 (tres) segundos.

2.2.2 As areas de mobilidade associadas ao Plano de Servico Basico da Proponente corresponderao as Areas de Tarifacao do Servico Intra e Inter-Areas Tarifarias do Servico Telefonico Publico, definidas conforme Portaria MC n 195, de 30 de marco de 1994, e seus anexos, constantes do ANEXO XIII.

2.2.3 As tarifas praticadas poderao ser diferenciadas em funcao das caracteristicas tecnicas e dos custos especificos provenientes do atendimento aos distintos segmentos ou classes de usuarios, vedado o beneficio individual.

2.2.4 A Concessionaria, a seu criterio, podera conceder descontos tarifarios, bem assim realizar promocoes tarifarias, reducoes sazonais e reducoes em dias e horarios de baixa demanda, sem que isso lhe gere qualquer direito a compensacao nos valores de tarifa pelo CONCEDENTE.

2.2.5 Os servicos nao essenciais a fruicao do Servico Movel Celular ou facilidades oferecidas serao remunerados por preco, sem qualquer repercussao no valor da tarifa do servico basico.

2.2.5.1 Esses servicos opcionais e facilidades, quando oferecidos, deverao estar a disposicao de todos os usuarios ou segmentos de usuarios conforme sua utilidade, e serao remunerados por preco cobrado apenas dos usuarios que deles fizerem uso.

2.2.6 Os valores declarados para o Plano de Servico Basico devem considerar as despesas que a Concessionaria incorrera com a remuneracao da sua propria rede e das redes de outras concessionarias de Servico Movel Celular, de Servico Telefonico Publico e empresa exploradora de troncos interestaduais e internacionais, utilizadas na prestacao do Servico Movel Celular.

2.2.7 O Plano de Servico Basico apresentado pela Proponente vencedora sera homologado pelo Poder Concedente e vinculara a Concessionaria na prestacao do Servico Movel Celular, constituindo-se parte integrante do Contrato de Concessao.

                  TABELA DO VALOR MAXIMO DA CESTA DE REFERENCIA

----------------------------------------------------------------------------------
                                                          VALOR MAXIMO
                                                     DA CESTA DE REFERENCIA
                 AREA DE CONCESSAO
                                                           (R$ x 1,00)
----------------------------------------------------------------------------------
                         1                                    84,43
----------------------------------------------------------------------------------

                         2                                    81,90
----------------------------------------------------------------------------------

                         3                                    87,15
----------------------------------------------------------------------------------

                         4                                    71,78
----------------------------------------------------------------------------------

                         5                                    74,35
----------------------------------------------------------------------------------

                         6                                    78,80
----------------------------------------------------------------------------------

                         7                                    73,23
----------------------------------------------------------------------------------

                         8                                    84,66
----------------------------------------------------------------------------------

                         9                                    83,09
----------------------------------------------------------------------------------

                         10                                   78,38
----------------------------------------------------------------------------------

Nota: Os valores acima sao liquidos de impostos e contribuicoes sociais e basicos para janeiro de 1997.

                                   ANEXO XIII


             CADASTRO NACIONAL DAS LOCALIDADES LIGADAS E NAO LIGADAS
                       A REDE NACIONAL DE TELECOMUNICACOES


Nota: Este ANEXO se encontra no Apendice "B" que faz parte do Edital de Concorrencia n.001/96-SFO/MC

                                    ANEXO XIV


                 PORTARIA DE PERMISSAO E VENCIMENTO POR AREA DE
                                    CONCESSAO

-----------------------------------------------------------------------------------------------------------------------

                  PERMISSIONARIA                                   OUTORGA                        VENCIMENTO

                                                    --------------------------------------
                                                        PORTARIA             D.O.U.
-----------------------------------------------------------------------------------------------------------------------
    TELECOMUNICACOES DE SAO PAULO S.A. - TELESP          1603/93            08.11.93               05.08.2008
-----------------------------------------------------------------------------------------------------------------------
    TELECOMUNICACOES  DE RIO  DE  JANEIRO  S.A.  -       0064/94            24.02.94               30.11.2005
        TELERJ
-----------------------------------------------------------------------------------------------------------------------
    TELECOMUNICACOES DO ESPIRITO SANTO - TELEST          0074/94            28.02.94               30.11.2008
-----------------------------------------------------------------------------------------------------------------------
    TELECOMUNICACOES   DE  MINAS   GERAIS  S.A.  -       0141/94            25.11.93               29.04.2008
        TELEMIG
-----------------------------------------------------------------------------------------------------------------------
    TELECOMUNICACOES DO PARANA S.A. - TELEPAR            1580/93            04.11.93               03.09.2007
-----------------------------------------------------------------------------------------------------------------------
    TELECOMUNICACOES  DE  SANTA  CATARINA  S.A.  -       0272/94            03.05.94               30.09.2008
        TELESC
-----------------------------------------------------------------------------------------------------------------------
    COMPANHIA TELEFONICA MELHORAMENTO E                  0290/94            06.05.94               14.04.2009
        RESISTENCIA - CTMR
-----------------------------------------------------------------------------------------------------------------------
    TELECOMUNICACOES DE GOIAS S.A. - TELEGOIAS           1748/93            10.12.93               29.10.2008
-----------------------------------------------------------------------------------------------------------------------
    TELECOMUNICACOES  DE MATO GROSSO DO SUL S.A. -       0254/95            24.10.95               28.09.2009
        TELEMS
-----------------------------------------------------------------------------------------------------------------------
    TELECOMUNICACOES DE MATO GROSSO S.A. - TELEMAT       0255/95            24.10.95               30.03.2009
-----------------------------------------------------------------------------------------------------------------------
    TELECOMUNICACOES DE RONDONIA S.A. - TELERON          0875/94            14.11.94               21.07.2009
-----------------------------------------------------------------------------------------------------------------------
    TELECOMUNICACOES DO ACRE S.A. - TELEACRE             0023/96            22.02.96               15.07.2009
-----------------------------------------------------------------------------------------------------------------------
    TELECOMUNICACOES    DE    BRASILIA    S.A.   -       0087/91            25.07.91               24.07.2006
        TELEBRASILIA
-----------------------------------------------------------------------------------------------------------------------
    TELECOMUNICACOES DO AMAZONAS S.A. - TELEAMAZON       0676/94            12.09.94               16.08.2009
-----------------------------------------------------------------------------------------------------------------------
    TELECOMUNICACOES DE RORAIMA S.A. - TELAIMA           0022/86            22.02.96               31.07.2009
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                  PERMISSIONARIA                                   OUTORGA                        VENCIMENTO

                                                    --------------------------------------
                                                        PORTARIA             D.O.U.
-----------------------------------------------------------------------------------------------------------------------
    TELECOMUNICACOES DO AMAPA S.A. - TELEAMAPA           0253/95            24.10.95               14.05.2009
-----------------------------------------------------------------------------------------------------------------------
    TELECOMUNICACOES DO PARA S.A. - TELEPARA             0627/94            26.08.94               30.03.2009
-----------------------------------------------------------------------------------------------------------------------
    TELECOMUNICACOES DO MARANHAO S.A. - TELMA            0390/94            05.07.94               06.04.2009
-----------------------------------------------------------------------------------------------------------------------
    TELECOMUNICACOES DA BAHIA S.A. - TELEBAHIA           1346/93            23.09.93               29.06.2008
-----------------------------------------------------------------------------------------------------------------------
    TELECOMUNICACOES DE SERGIPE S.A. - TELERGIPE         0274/94            03.05.94               15.12.2008
-----------------------------------------------------------------------------------------------------------------------
    TELECOMUNICACOES DO PIAUI S.A. - TELEPISA            0339/94            06.06.94               27.03.2009
-----------------------------------------------------------------------------------------------------------------------
    TELECOMUNICACOES DO CEARA S.A. - TELECEARA           0063/94            24.02.94               28.11.2008
-----------------------------------------------------------------------------------------------------------------------
    TELECOMUNICACOES  DO RIO  GRANDE DO NORTE S.A.       0139/94            23.03.94               31.12.2008
        - TELERN
-----------------------------------------------------------------------------------------------------------------------
    TELECOMUNICACOES DA PARAIBA S.A. - TELPA             0140/94            23.03.94               31.12.2008
-----------------------------------------------------------------------------------------------------------------------
    TELECOMUNICACOES DE PERNAMBUCO S.A. - TELEPE         0391/94            05.07.94               15.05.2009
-----------------------------------------------------------------------------------------------------------------------
    TELECOMUNICACOES DO ALAGOAS S.A. - TELASA            0138/94            23.03.94               15.12.2008
-----------------------------------------------------------------------------------------------------------------------
    CENTRAIS   TELEFONICAS  DE  RIBEIRAO  PRETO  -       0392/94            05.07.94               20.01.2009
        CETERP
-----------------------------------------------------------------------------------------------------------------------
    COMPANHIA   DE   TELECOMUNICACOES   DO  BRASIL       1690/93            25.11.93               21.01.2008
        CENTRAL - CTBC TELECOM
-----------------------------------------------------------------------------------------------------------------------
    SERVICO   DE   COMUNICACOES   TELEFONICAS   DE       1604/93            08.11.93               31.03.2008
        LONDRINA - SERCOMTEL
--------------------------------------------------- ------------------ ------------------- ----------------------------
    COMPANHIA  RIOGRANDENSE DE  TELECOMUNICACOES -       0273/94            27.04.94               17.12.2007
        CRT
-----------------------------------------------------------------------------------------------------------------------

   Schedule Identifying Omitted Concession Agreements and setting forth the Material Details in which such Agreements differ from the Form of Concession
                        Agreement filed as Exhibit 10.1

   1. Agreement: Concession Agreement between Ministerio das Comunicacoes ("Ministry of Communications") and Telecomunicacoes do Rio de Janeiro S.A.
                  Material Differences:
                           name of concessionaire (see pages 1 and 14):
                           Telecomunicacoes do Rio de Janeiro S.A.


   2. Agreement: Concession Agreement between Ministry of Communications and Telecomunicacoes do Espirito Santo S.A.
         Material Differences:
                  name of concessionaire (see pages 1 and 14):
                  Telecomunicacoes do Espirito Santo S.A.